     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2004



                          1933 Act File No. 333-114333
                           1940 Act File No. 811-21553


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        [X] Pre-Effective Amendment No. 1


                       [ ] Post-Effective Amendment No. __

                                       and

         [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940


                               [X] Amendment No. 1



              ING GLOBAL MANAGED DURATION INCOME AND DIVIDEND FUND


         (Exact Name of Registrant as Specified in Declaration of Trust)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

                                 (480) 477-3000
              (Registrant's Telephone Number, including Area Code)

                           William H. Rivoir III, Esq.
                       Aeltus Investment Management, Inc.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                          COPIES OF COMMUNICATIONS TO:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                            Washington, DC 20006-2401

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                PROPOSED
                                                PROPOSED        MAXIMUM
                                NUMBER          MAXIMUM         AGGREGATE
TITLE OF SECURITIES BEING       BEING        OFFERING PRICE     OFFERING      AMOUNT OF REGISTRATION
       REGISTERED             REGISTERED        PER UNIT         PRICE(1)               FEE
       ----------             ----------        --------         --------               ---
Common Shares

$0.01 par value              7,000 Shares    $   15.00         $   105,000    $   13.30

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

This information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated _____________, 2004

                 SUBJECT TO COMPLETION, DATED           , 2004



PROSPECTUS


                                   (ING LOGO)


                          [                  ] SHARES



                          ING GLOBAL MANAGED DURATION


                            INCOME AND DIVIDEND FUND



                                  COMMON STOCK

                              $         PER SHARE
                               ------------------

     ING Global Managed Duration Income and Dividend Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of monthly income from a combination of dividends and interest. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing in a combination of global income producing assets including dividend paying common and preferred equity securities issued by companies located around the world, debt instruments issued by companies and governments in emerging markets countries, and senior loans and other senior debt instruments of U.S. and foreign businesses that are typically below investment grade credit quality, all of which investments may be denominated in U.S. dollars or in foreign currencies. SECURITIES OF BELOW INVESTMENT GRADE QUALITY ARE REGARDED AS HAVING PREDOMINANTLY SPECULATIVE CHARACTERISTICS WITH RESPECT TO CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL, AND ARE COMMONLY REFERRED TO AS "JUNK BONDS." DUE TO THE RISKS INVOLVED IN INVESTING IN JUNK BONDS, AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED SPECULATIVE.


     NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of this public offering. Common Shares of the Fund
have been approved for trading on the [          ] Stock Exchange (          )
under the symbol [          ]. (continued on following page)
                               ------------------

     INVESTING IN OUR COMMON STOCK INVOLVES RISK. SEE "RISK FACTORS AND SPECIAL
CONSIDERATIONS" BEGINNING ON PAGE [   ].



     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               ------------------


                                                                PER SHARE               TOTAL(2)
                                                              --------------         --------------
Public Offering Price                                              $ 15                  $[  ]
Underwriting Discount                                             $[  ]                  $[  ]
Proceeds to Fund(1)                                               $[  ]                  $[  ]


---------------


(1) Total expenses relating to the organization of the Fund and the Common Share offering paid by the Fund (which do not include the sales load) are
    estimated to be $[     ], which represents $[     ] per Common Share issued.
    ING Investments, LLC has agreed to pay all organizational expenses and Common Share offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.



(2) The Fund has granted the underwriters an option to purchase up to additional Common Shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price,
    sales load and proceeds, before expenses, to the Fund will be $     , $
    and $     , respectively. See "UNDERWRITING" on page   .



     The underwriters expect to deliver the Common Shares to purchasers on or
about           , 2004.

                               ------------------

[          ], 2004

(continued from previous page)



     There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "Investment Objectives and Strategies" and "Risk Factors and Special Considerations."



     The Fund will manage the duration of the Fund's investment portfolio to seek to provide Common Shareholders with a high level of return and a level of net asset value volatility that is appropriate in the judgment of the investment management team to achieve the Fund's investment objectives. The Fund will allocate its investments among asset classes with differing durations, limit the amount of leverage in the portfolio to the amount of floating rate assets in the portfolio (thereby avoiding the leveraging of interest rate risk) and may from time to time hedge fixed rate assets into floating rate assets by the use of derivatives.



     To seek to increase the yield on the Common Shares, the Fund intends to consider the use of financial leverage by borrowing money from banks and other lenders, issuing preferred shares and/or utilizing repurchase agreements and other derivative instruments such as credit default swaps. Under normal circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. There is no assurance that the Fund will utilize leverage or that the Fund's leverage strategy will be successful.



     This prospectus sets forth concisely the information about the ING Global Managed Duration Income and Dividend Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the Securities and Exchange
Commission (SEC) a Statement of Additional Information dated           , 2004
(SAI) containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You may obtain a free copy of the SAI by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The prospectus, SAI and other information about the Fund are available on the SEC's website
(http://www.sec.gov). The table of contents for the SAI appears on page   of
this prospectus.



     The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.



                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Fund Expenses....................................    8
The Fund -- Use Of Proceeds.................................   10
Investment Objectives And Strategies........................   11
Risk Factors And Special Considerations.....................   17
Investment Advisers And Other Service Providers.............   26
General Description Of The Fund.............................   29
Description Of The Fund's Capital Structure.................   33
The Fund's Net Asset Value -- Valuation Of The Fund's
  Assets....................................................   34
Distributions...............................................   36
Tax Matters -- U.S. Federal Income Taxes....................   41
Underwriting................................................   44
Additional Information......................................   47
Table Of Contents For The Statement Of Additional
  Information...............................................   48



UNTIL           , 2004 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS
THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               PROSPECTUS SUMMARY



     THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


                                   THE FUND:

     The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). It is organized as a Delaware statutory trust.

                                 THE OFFERING:

     The Fund is offering (Offering) common shares (Common Shares) of beneficial interest at $15.00 per share through a group of underwriters (Underwriters) led
by           ,           and           . You must purchase at least 100 Common
Shares in order to participate in this Offering.


     The Fund has granted the underwriters an option to purchase up to additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if
any. See "UNDERWRITING" on page   . Total expenses relating to the organization
of the Fund and the Offering paid by the Fund (which do not include the sales
load) are estimated to be $     , which represents $     per common share
issued. ING Investments, LLC has agreed to pay all organizational expenses and Offering costs (other than sales load) that exceed $0.03 per Common Share.



                             INVESTMENT OBJECTIVES:



     The Fund's primary investment objective is to provide a high level of monthly income from a combination of dividends and interest. Capital appreciation is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.



                              INVESTMENT STRATEGY:



     The Fund seeks to achieve its investment objectives by investing in a combination of global income producing assets including dividend paying common and preferred equity securities issued by companies located around the world, debt instruments issued by companies and governments in emerging markets countries, and senior loans and other senior debt instruments of U.S. and foreign businesses that are typically below investment grade credit quality, all of which investments may be denominated in U.S. dollars or in foreign currencies. In making such investments from time to time, the Fund will manage the duration of the Fund's investment portfolio to seek to provide Common Shareholders with a high level of return and a level of net asset value volatility that is appropriate in the judgment of the investment management team to achieve the Fund's investment objectives. The Fund will allocate its investments among asset classes with differing durations, limit the amount of leverage in the portfolio to the amount of floating rate assets in the portfolio (thereby avoiding the leveraging of interest rate risk) and may from time to time hedge fixed rate assets into floating rate assets by the use of derivatives. Under normal market circumstances, the Fund will invest at least 80% of its total assets in dividend yielding common and preferred equity securities, investment grade and below investment grade emerging markets bonds and other interest bearing debt instruments, currency contracts and senior
loans. See "INVESTMENT OBJECTIVES AND STRATEGIES" on page   .



     The Fund's investment strategy will be managed by an experienced global ING investment management team. See "INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS" below.

                                 DISTRIBUTIONS:

     The Fund's initial distribution is expected to be declared approximately [45] days, and paid approximately [60 to 90] days, after the completion of this Offering, depending upon market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in additional Common Shares through the Fund's
Dividend Reinvestment Program. See "GENERAL DESCRIPTION OF THE FUND" on page   .

     The Fund intends to pursue a level distribution policy under which the Fund's monthly distributions over periods of time would be substantially the same. To permit the Fund to maintain a level distribution policy, the Fund may from time to time distribute less than the entire amount of its net investment company taxable income earned in a particular period. The undistributed net investment company taxable income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may not actually be earned by the Fund during that
period. See "DISTRIBUTIONS -- LEVEL RATE DISTRIBUTION POLICY" on page   .

     In addition, the Fund will consider whether to pursue a managed distribution policy. Under a managed distribution policy, the Fund would distribute a fixed monthly percentage, which may be adjusted from time to time, of its net asset value to common shareholders. The Fund may need to seek and receive exemptive relief from the SEC in order to pursue a managed distribution policy. There is no guarantee that the Fund will seek, or that the SEC would grant, such exemptive relief. See "DISTRIBUTIONS -- MANAGED DISTRIBUTION POLICY"
on page   .

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of its net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a "return of capital." Unless the Fund has been granted exemptive relief to permit a managed distribution policy, the Fund normally will distribute long-term capital gains once in a twelve month period.
See "TAX MATTERS -- U.S. FEDERAL INCOME TAXES" on page   .

                                   LEVERAGE:

     To seek to increase the yield on the Common Shares, the Fund intends to consider the use of financial leverage by borrowing money from banks and other lenders, issuing preferred shares and/or utilizing repurchase agreements and other derivative instruments such as credit default swaps. Under normal circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. In addition, because borrowings and preferred shares are expected to have floating rates of interest, under normal circumstances the Fund will seek to limit its overall leverage level at any time to an amount that is equal to or less than the amount of floating rate assets then in the Fund's portfolio. The Fund may also use derivatives such as credit default swaps to add leverage to the portfolio, but only as a substitute for leverage obtained through the Fund's credit facilities.


     The Fund intends to consider whether to conduct a preferred stock offering within [60 to 180] days after the completion of this Offering. The Fund will also consider obtaining one or more borrowing facilities from banks and other lenders. Borrowings and any preferred shares would have seniority over the Common Shares. Any borrowing and, if issued, any preferred shares, will leverage your investment in Common Shares. Common Shareholders will bear the costs associated with any borrowings and if the Fund issues preferred shares, Common Shareholders will bear the offering costs of the preferred shares issuance. Borrowings may be secured by the Fund's assets, giving the lenders rights to the Fund's assets if the Fund defaults on its obligations to repay borrowings. The Fund's obligations to its lenders will be senior to its obligations to pay dividends on its shares, including any preferred shares, or to pay its shareholders in the event of liquidation.


     During periods when the Fund is using leverage, the fees paid to the investment adviser for advisory fees will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the principal amount of any assets purchased with the proceeds of borrowings and the issuance of preferred shares. See "INVESTMENT OBJECTIVES AND STRATEGIES -- OTHER INVESTMENT POLICIES -- USE OF LEVERAGE" on
page   .



                              DURATION MANAGEMENT:



     The Fund will manage the duration of the Fund's investment portfolio to seek to provide Common Shareholders with a high level of return and a level of net asset value volatility that is appropriate in the judgment of the investment management team to achieve the Fund's investment objectives. The Fund will allocate its investments among asset classes with differing durations, limit the amount of leverage in the portfolio to the amount of floating rate assets in the portfolio (thereby avoiding the leveraging of interest rate risk) and may from time to time hedge fixed rate assets into floating rate assets by the use of derivatives. Duration is a measure of the price volatility of an investment as a result of changes in market rates of interest, based upon the weighted average timing of an investment's expected principal and interest payments. Prices of securities with shorter durations tend to be less sensitive to interest rate changes than securities with longer durations. See "INTEREST RATE
RISK -- DURATION MANAGEMENT" below and "RISK FACTORS AND SPECIAL
CONSIDERATIONS -- INTEREST RATE RISK -- DURATION MANAGEMENT" on page   .


                              INVESTMENT ADVISERS:

     The Fund's investment adviser is ING Investments, LLC (ING Investments), an Arizona limited liability company. ING Investments had assets under management
of over $35 billion as of           , 2004. ING Investments is an indirect
wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Groep). ING Groep is a global financial services company active in the fields of insurance, banking and asset management in more than 65 countries and employing more than 100,000
employees. See "INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS" on page   .

     For its services, ING Investments will receive an annual fee, payable monthly, in an amount equal to [ %] of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (Managed Assets). Managed Assets include assets acquired through the Fund's use of leverage.


     For the first five years of the Fund's existence, ING Investments will
waive [   %] of the annual fee. Therefore, during this five year period, the annual fee will be [  %]. Beginning in the sixth year, the fee waiver will
decline each year by [   %] until it is eliminated in the [          ] year.


     ING Investments has engaged a team of investment professionals from ING Groep's global investment management organization to manage the Fund's
portfolio. See "INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS" on page   .


                             [           ] LISTED:



     The Fund's Common Shares have been approved for listing on the [          ]
Stock Exchange (     ) under the symbol [     ]. Because the Fund is newly
organized, there has not yet been any trading of the Fund's Common Shares on the
[          ].

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR:



     The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc., whose principal business address is 816 Wyandotte, Kansas City, Missouri 64105.



                                   CUSTODIAN:



     The Fund's securities and cash are held and maintained under a Custody
Agreement with [          ], whose principal address is           . [          ]
has entered into a sub-custodial agreement with [          ] pursuant to which
[          ] provides custody services for the Fund's investments in Senior
Instruments.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     AN INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND'S COMMON SHARES. SEE "RISK
FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE   FOR A MORE COMPLETE DISCUSSION OF
THE RISKS OF INVESTING IN THE FUND'S COMMON SHARES.

                               NO PRIOR HISTORY:

     The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

                        DISCOUNT FROM OR PREMIUM TO NAV:

     The Fund's Common Shares are listed on the [          ] Stock Exchange and
trade in the same manner as Common Shares of other companies. Unlike open-end mutual funds, the Fund's Common Shares can be purchased or sold at any time during a trading day, and the price at which the Fund's Common Shares trade may vary throughout the day. In addition, although the Fund publishes its NAV each day, the Fund's Common Shares typically trade at prices that represent either a premium or a discount to the Fund's NAV. This is a risk separate and distinct from the risk that the Fund's NAV per Common Share may decrease. See "DISCOUNT
FROM OR PREMIUM TO NAV" on page   .


                   INTEREST RATE RISK -- DURATION MANAGEMENT:



     Changes in market interest rates will affect the value of and the yield on the Fund's Common Shares. Because the Fund's portfolio will contain dividend yielding equity securities, fixed rate debt securities and floating rate debt securities, and because the allocation of the Fund's assets among such investments will vary over time, the impact of interest rate changes on the Fund's net asset value and yield will also vary. In addition, the efforts of the Fund to manage the duration of its interest rate risk may increase or decrease the effects of market interest rate changes, depending upon the accuracy of the Fund's predictions of movements in interest rates and the ability of the Fund to change its portfolio composition in response to such predictions. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- INTEREST RATE RISK -- DURATION MANAGEMENT"
on page   .


                                  CREDIT RISK:

     The debt securities in which the Fund invests may be investment grade or below investment grade. However, a significant portion of the Fund is expected to be invested in securities that are below investment grade (so called "junk bonds") or are unrated but, if they were rated, would be below investment grade in quality. The Fund may invest without limit, and ordinarily expects to invest a substantial portion of its assets, in debt instruments that are, at the time of purchase, rated below investment grade or that are unrated but judged by the investment management team to be below investment grade in quality. Issuers of debt obligations that are below investment grade or of similar quality are more likely to default on their obligations to pay principal or interest when due. Although some of these debt instruments may be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy the issuer's obligation in the event of default or that such collateral could be readily liquidated. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- CREDIT RISK"
on page   .

                                 LEVERAGE RISK:


     The Fund's use of leverage through borrowings and the issuance of preferred shares can adversely affect the yield on and the net asset value of the Fund's Common Shares. Leverage will tend to magnify the effects of interest rate changes and adverse market conditions. In the event of a general decline in the value of the assets held by the Fund, the use of leverage would magnify the loss to the Fund and may magnify the effect on the Fund's net asset value. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. Under normal market circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. In addition, because borrowings and preferred shares are expected to have floating rates of interest, under normal market circumstances the Fund will seek to limit its overall leverage level at any time to an amount that is equal to or less than the amount of floating rate assets then in the Fund's portfolio. See "RISK FACTORS AND SPECIAL
CONSIDERATIONS -- LEVERAGE RISK" on page   .


     Because the investment advisory fees paid to ING Investments and the sub-advisers will be calculated on the basis of Managed Assets, the fees will be higher when leverage is utilized, giving ING Investments and the applicable investment management teams an incentive to utilize leverage.

                               DERIVATIVES RISK:


     The Fund may utilize a variety of derivative instruments for hedging, investment, duration management or risk management purposes. The Fund may also use derivatives to gain exposure to securities markets in which it will invest (E.G., pending investment of available funds in individual securities) or to add leverage to the portfolio (but only to the extent that the Fund has unused borrowing capacity on its credit facilities). The types of derivative instruments the Fund may utilize include, but are not limited to, futures, swap agreements (including total return swaps, credit default swaps, interest rate swaps and currency swaps), options (including caps, collars and floors), and reverse repurchase agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked notes and other related securities issued by special purpose or
structured vehicles. See "INVESTMENT OBJECTIVES AND STRATEGIES" on page   and
"RISK FACTORS AND SPECIAL CONSIDERATIONS -- DERIVATIVES RISK" on page   .


                 FOREIGN INVESTMENT AND EMERGING MARKETS RISK:


     Foreign investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. See "RISK FACTORS AND SPECIAL
CONSIDERATIONS -- FOREIGN INVESTMENTS RISK" on page   . Because of less
developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets countries. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- EMERGING MARKETS
SECURITIES RISK" on page   .

                             FOREIGN CURRENCY RISK:

     The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in other currencies. Therefore, there is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- FOREIGN CURRENCY
RISK" on page   .


     The Fund may also enter into currency contracts as an investment. Such investments will typically be forward currency contracts denominated in the currency of an emerging markets country. The values of such currencies in relation to the U.S. dollar can fluctuate significantly in response to economic and political changes. If the values of such currencies fall in relation to the U.S. dollar, the Fund may experience losses on such forward currency contracts. Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging markets currency, are highly volatile, and a price movement in these instruments may result in losses to the Fund. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- FOREIGN CURRENCY RISK" on
page   .


                             PRICE VOLATILITY RISK:


     The NAV of the Fund's Common Shares will change as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons directly relating to the issuer, such as changes in the financial condition of the issuer, management performance and reduced demand for the issuer's goods and services.


     While equity securities may offer the potential for greater long-term growth than most debt securities, they typically are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments.


     The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- PRICE
VOLATILITY -- MARKET AND ISSUER RISK" on page   .


                              NON-DIVERSIFICATION:

     The Fund is a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. See "RISK FACTORS AND SPECIAL
CONSIDERATIONS -- NON-DIVERSIFICATION RISK" on page   .

                   MARKET DISRUPTION AND GEO-POLITICAL RISK:

     The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

                            SUMMARY OF FUND EXPENSES



     The following table shows the Fund's expenses as a percentage of net assets attributable to common shares assuming the Fund issues preferred shares in an
amount equal to [     %] of the Fund's total assets immediately after issuance:



SHAREHOLDER TRANSACTION FEES
Sales Load (as a percentage of Offering price)..............     %
Offering Expenses of the Common Shares borne by the
  Fund(1)...................................................     %
Offering Expenses of the Preferred Shares expected to be
  borne by the Fund (as a percentage of the offering
  price)(2).................................................     %
Dividend Reinvestment Program Fees..........................  None



                                                                PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO COMMON SHARES(3)
                                                               (ASSUMES PREFERRED SHARES
                                                                      ARE ISSUED)
                                                          ------------------------------------
ANNUAL EXPENSES
Management and Administrative Fees(4)...................                     %
Other Expenses..........................................                     %
Interest Payments on Borrowed Funds(5)..................                  None
Total Annual Expenses...................................                     %


---------------


(1) ING Investments has agreed to pay organizational expenses and Offering costs (other than the sales load) that exceed $0.03 per Common Share.



(2) If the Fund offers preferred shares, the costs of that offering, estimated
    to be approximately [     ]% of the total amount of the preferred share
    offering, will effectively be borne by the holders of the Common Shares and result in a reduction of the net asset value of the Common Shares. Assuming
    the issuance of preferred shares in the amount equal to [     %] of the
    Fund's total assets immediately after issuance, those offering costs are
    estimated to be approximately $[          ] per Common Share (     % of the
    offering price of the Common Shares).



(3) If the Fund does not issue preferred shares, or otherwise use leverage, the Fund's expenses would be as set out in the table below:



                                                  PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                                                      TO COMMON SHARES (ASSUMES NO
                                                    BORROWINGS & NO PREFERRED SHARES
                                                         ISSUED OR OUTSTANDING)
                                                  -------------------------------------
ANNUAL EXPENSES
Management and Administrative Fees(4)...........                     %
Other Expenses..................................                     %
Interest Payments on Borrowed Funds.............                  None
Total Annual Expenses...........................                     %


---------------


(4) ING Investments is paid a fee of [     ]% of the Fund's Managed Assets. For
    the first five years of the Fund's existence, ING Investments will waive
    [     ]% of the annual fee. Therefore, during this five year period, the
    annual fee will be [     ]%. Beginning in the sixth year, the fee waiver
    will decline each year by [     ]% until it is eliminated in the
    [          ] year. Pursuant to its Administration Agreement with the Fund,
    ING Funds Services, LLC, the Fund's Administrator, is paid a fee of [     ]%
    of the Fund's Managed Assets.



(5) In the event the Fund, as an alternative to issuing preferred shares,
    utilizes leverage through borrowings in an amount equal to [     %] of the
    Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the

    Management Fee would be [     ]%, Other Expenses would be [     ]%, Interest
    Payments on Borrowed Funds (assuming an interest rate of [     ]%, which
    interest rate is subject to change based on prevailing market conditions)
    would be [     ]%, Total Annual Expenses would be [     ]%. Based on the
    Total Annual Expenses and in accordance with the example below, the expenses
    for years 1, 3, 5 and 10 would be $     , $     , $     and $     ,
    respectively.



     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first full year of
operation and assumes that the Fund issues [          ] Common Shares. If the
Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Investment Advisers and Other Service Providers."



                                    EXAMPLE:



     The following example illustrates the expenses (including the sales load of
$[          ], estimated expenses of this offering of $[          ] and the
estimated preferred share offering costs of $[          ], assuming preferred
shares are issued representing [     %] of the Fund's total assets) that you
would pay on a $1,000 investment in Common Shares, assuming (1) total annual
expenses of [     ]% of net assets attributable to Common Shares and (2) a 5%
return.



                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                             --------   --------   --------   --------
Total Expenses Incurred(1)


---------------


(1) The example assumes that the estimated "Other Expenses" set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.



The purpose of the above tables is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          THE FUND -- USE OF PROCEEDS

THE FUND


     ING Global Managed Duration Income and Dividend Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 1, 2004. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund's Common Shares. The Fund's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 336-3436.



USE OF PROCEEDS FROM THE OFFERING



     The net proceeds of the Offering of Common Shares will be approximately
$     ($     if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organization and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund and all Offering expenses (other than sales load) to the extent that such offering expenses exceed $0.03 per Common Share.



     The Fund will invest the net proceeds of the Offering in accordance with the Fund's investment objectives and policies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest
substantially all of the net proceeds within [   ] days after the completion of
the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                      INVESTMENT OBJECTIVES AND STRATEGIES


     THE FOLLOWING DESCRIBES THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND THAT WILL CONSTITUTE ITS PRINCIPAL PORTFOLIO EMPHASIS.


     The Fund's primary investment objective is to provide a high level of monthly income from a combination of dividends and interest. Capital appreciation is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental policies of the Fund, and may be changed without a vote of the shareholders. However, the Fund will provide shareholders with at least 60 days' prior written notice of any change in the Fund's investment objectives.



     The Fund seeks to achieve its investment objectives by investing in a combination of global income producing assets including dividend paying common and preferred equity securities issued by companies located around the world, debt instruments issued by companies and governments in emerging markets countries, and senior loans and other senior debt instruments of U.S. and foreign businesses that are typically below investment grade credit quality, all of which investments may be denominated in U.S. dollars or in foreign currencies. In making such investments from time to time, the Fund will manage the duration of the Fund's investment portfolio to seek to provide Common Shareholders with a high level of return and a level of net asset value volatility that is appropriate in the judgment of the investment management team to achieve the Fund's investment objectives. The Fund will allocate its investments among asset classes with differing durations, limit the amount of leverage in the portfolio to the amount of floating rate assets in the portfolio (thereby avoiding the leveraging of interest rate risk) and may from time to time hedge fixed rate assets into floating rate assets by the use of derivatives. Under normal market circumstances, the Fund will invest at least 80% of its total assets in dividend yielding common and preferred equity securities, investment grade and below investment grade emerging markets bonds and other interest bearing debt instruments, currency contracts and senior loans. The Fund will provide shareholders with at least 60 days' prior written notice of any material change in the Fund's 80% investment requirement.



     The Fund has adopted an asset allocation process by which it determines the amounts of its assets that will be invested in the different types of investments permitted by the Fund's investment policies. The asset allocation process will be implemented by senior members of the Investment Management Team of the Fund. These investment managers will meet no less frequently than once each calendar quarter to review the Fund's then current allocation and, if deemed appropriate, to make adjustments to such allocation. Additional meetings may be called by any member of the team. See "INVESTMENT ADVISERS AND OTHER
SERVICE PROVIDERS" on page   for more information on the senior investment
management professionals from ING Groep's global investment management organization.


EQUITY SECURITIES


     The Fund normally intends to invest in dividend paying common and preferred equity securities of companies located around the world, including in countries with emerging securities markets when the investment management team believes they present attractive investment opportunities.


EMERGING MARKETS DEBT


     The Fund also normally intends to invest in debt securities of issuers in low and middle income developing countries, commonly referred to as "emerging markets." The issuers may be private companies, governments and governmental subdivisions and government sponsored agencies. The securities may be denominated in U.S. dollars, in currencies of Organisation for Economic Co-operation and Development (OECD) countries, commonly referred to as hard currencies, or in local currencies.


     The majority of the Fund's investments in emerging markets debt are expected to be in Latin America (including the Caribbean), Central Europe, Eastern Europe, Asia, Africa, and the Middle East. The emerging markets debt securities in which the Fund will invest include fixed rate bonds, floating rate bonds, bonds with warrants and convertible bonds, bonds resulting from restructured syndicated or bank loans (E.G., Brady Bonds) and subordinated bonds. The Fund may also invest in other securities, such as shares and warrants on securities issued by issuers in emerging markets, and loans. The Fund may also invest in currency contracts, which are instruments whose value is derived from the performance of an underlying foreign currency. Such currency contracts would typically consist of forward currency contracts denominated in the currencies of an emerging markets country.


SENIOR LOANS


     The Fund also normally intends to invest in higher yielding, floating rate senior loans (Senior Loans) and other senior floating rate debt instruments (collectively with Senior Loans, Senior Instruments) issued by U.S. and non-U.S. corporations and other business entities. The Senior Instruments in which the Fund invests include secured and unsecured Senior Loans, secured and unsecured senior floating rate notes, secured and unsecured senior floating rate bonds and other senior floating rate debentures, as well as certain derivatives such as credit default swaps, total return swaps, repurchase and reverse repurchase agreements, and credit linked notes, all of whose underlying reference obligation is one of the foregoing senior floating rate obligations, and senior floating rate tranches of mortgage backed and other asset backed securities, structured notes and other floating rate instruments. The Fund may also invest in equity securities and warrants that are incidental to the purchase or ownership of an interest in a Senior Instrument or received as a part of an issuer reorganization. The Senior Instruments in which the Fund invests are typically rated below investment grade credit quality. All of the Senior Instruments in which the Fund invests will have floating rates of interest. Senior Instruments typically have rates of interest which reset either daily, monthly, or quarterly. The Fund will normally maintain a dollar-weighted average time to next interest rate adjustment on its Senior Instruments investments of 90 days or less.


OTHER INVESTMENT POLICIES

USE OF LEVERAGE

     To seek to increase the yield on the Common Shares, the Fund intends to consider whether to use financial leverage by:

     - issuing preferred shares

     - borrowing money


     - utilizing reverse repurchase agreements and other derivative instruments such as credit default swaps


     Under normal market circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. In addition, because borrowings and preferred shares are expected to have floating rates of interest, under normal market circumstances the Fund will seek to limit its overall leverage at any time to an amount that is equal to or less than the amount of floating rate assets then in the Fund's portfolio.

     The Fund may also use derivatives such as credit default swaps to add leverage to the portfolio, but only as a substitute for leverage obtained through the Fund's credit facilities.


PREFERRED SHARES


     The Fund intends to consider whether to conduct a preferred stock offering within [60 to 180] days after the completion of this Offering. The Fund will seek to use the proceeds from any such preferred shares to acquire investments which pay interest at a rate higher than the dividends payable on the preferred shares. Accordingly, the issuance of preferred shares has the potential to increase the Fund's total income available to holders of its Common Shares. However, there is no assurance that the Fund will issue preferred shares or that the issuance of preferred shares will have the desired result.

     The terms of the issuance of preferred shares are subject to the 1940 Act, and to additional guidelines imposed by one or more nationally recognized statistical rating organizations (rating agencies) which are expected to be more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Fund may issue preferred shares so long as, immediately after any issuance of preferred shares, the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares.


     The Fund is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series. The Fund's obligations to holders of preferred shares will be senior to its ability to pay dividends on Common Shares, as the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is twice the amount of the Fund's senior indebtedness plus the liquidation preference of the preferred shares, or to pay holders of Common Shares in the event of liquidation.


BORROWINGS


     The Fund will also consider obtaining one or more borrowing facilities from banks and other lenders. Under the 1940 Act, the Fund may borrow so long as its total assets (including the proceeds of the borrowings) less all liabilities (including the liquidation preference for any outstanding preferred shares) other than borrowings, is at least three times of the amount borrowed. The Fund's obligations to holders of its debt will be senior to its ability to pay dividends on Common Shares and preferred shares, or to pay holders of Common Shares and preferred shares in the event of liquidation.

     The Fund will seek to use proceeds from borrowings to acquire investments which pay interest at a rate higher than the rate the Fund pays on such borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. However, there is no assurance that the Fund will borrow or that borrowing will have the desired result.

     The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings are subject to the provisions of the 1940 Act, and also subject to the more restrictive terms of the credit agreements relating to borrowings and additional guidelines imposed by rating agencies which are more restrictive than the provisions of the 1940 Act. Borrowings may be secured by assets of the Fund giving lenders the right to take possession of Fund assets under certain circumstances. Under normal circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. In addition, because borrowings and preferred shares are expected to have floating rates of interest, under normal circumstances the Fund will seek to limit its overall leverage level at any time to an amount that is equal to or less than the amount of floating rate assets then in the Fund's portfolio. See "RISK FACTORS AND SPECIAL
CONSIDERATIONS -- LEVERAGE RISK" on page   .


DERIVATIVES -- CREDIT DEFAULT SWAPS


     The Fund may utilize derivatives, such as credit default swaps, as a form of leverage. However, investments in credit default swaps will be limited so that the total amount that the Fund could be required to pay under all such swaps would be covered by unused borrowing capacity under the Fund's credit facilities. If the Fund uses derivatives to increase its leverage, such investments will be subject to the Fund's overall 38% limit on leverage.

SECURITIES LENDING

     The Fund may lend portfolio securities on a short-term or long-term basis in an amount that does not exceed 33.3% of its total assets.

FUNDAMENTAL POLICIES

     The Fund has adopted certain fundamental policies which may only be changed with the approval of a majority of all shareholders, including the vote of a majority of the holders of any preferred shares voting separately as a class. See "INVESTMENT OBJECTIVES AND POLICIES -- FUNDAMENTAL POLICIES" in the SAI for a list of the fundamental policies of the Fund.

THE FUND'S PRIMARY INVESTMENTS


     This section describes the primary types of securities and other assets in which the Fund may invest. See "SUPPLEMENTAL INFORMATION" in the SAI for a more complete description of the securities and other assets in which the Fund may invest.


DIVIDEND YIELDING EQUITY SECURITIES


     The Fund may invest in dividend yielding common and preferred equity securities, which represent an equity or ownership interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments by the Fund may be diversified over a cross-section of industries, individual companies and countries.


     Some of the companies in whose securities the Fund will invest will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Dividend yielding securities can include convertible securities. Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities.

FOREIGN AND EMERGING MARKETS DEBT


     The Fund may invest in debt obligations of foreign issuers (both investment grade and below investment grade) of varying maturities. These issuers may be foreign sovereigns, sub-sovereigns and quasi-sovereigns as well as foreign corporations, foreign banks and other business entities. The debt obligations in which the Fund invests can be variable or fixed rate debt obligations, including bonds, bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.


     Some of the foreign and emerging markets debt in which the Fund may invest will be denominated in U.S. dollars. The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. This would prevent payment of interest or principal on the affected obligation. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.



     The Fund may invest in sovereign debt securities. Sovereign debt securities are securities issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade or unrated. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by, among others, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging markets countries



     The Fund may also invest in foreign and emerging markets debt obligations that are denominated in non-U.S. currencies. These currencies may be "hard currencies," I.E., currencies of OECD countries, or they may be local currencies. In addition, the Fund may invest in currency contracts. Currency contracts are instruments whose value is derived from the performance of an underlying foreign currency. The currency contracts in which the Fund will invest will typically consist of forward currency contracts denominated in the currencies of an emerging markets country. The currency contracts may also include bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, swaps, structured notes, preferred stock, trust and partnership interests solely evidencing interests in debt instruments, money market instruments and other similar instruments whose value is derived from the performance of an underlying emerging markets currency. Such instruments may be issued or guaranteed by the governments of emerging markets countries, their agencies, instrumentalities or political subdivisions, and international organizations or business entities located within and outside of such countries, including financial institutions or companies located within and outside of emerging markets countries that are subsidiaries of multinational business entities. These instruments generally will be payable in, and, thus, the Fund will maintain significant exposure to, the local currencies of the emerging markets countries represented by currency contracts in which the Fund will invest.


SENIOR LOANS


     The Fund may invest in Senior Loans. Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.


     By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 1.20% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 3.70%. Base rates and, therefore, the total rates paid on Senior Loans float, I.E., they change as market rates of interest change.

     Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding preferred shares, there is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade credit quality. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- CREDIT
RISK" on page   .


     When the Fund acquires an interest in a Senior Loan in the primary market (I.E., when the loan is first made), it typically acquires the loan at par less its portion of the fee paid to all originating lenders. When the Fund acquires an interest in a Senior Loan in the secondary market (I.E., after the loan has been made), it may be at par, but typically the Fund will do so at premium or discount to par.



HEDGING, DURATION AND RISK MANAGEMENT TECHNIQUES



     This section describes certain investment, hedging, duration management and risk management techniques in which the Fund may engage. See "Supplemental Information" in the SAI for a more complete description of the hedging, duration management and risk management techniques in which the Fund may engage.



DERIVATIVES FOR HEDGING, INVESTMENT, DURATION MANAGEMENT AND RISK MANAGEMENT


     The Fund may, but is not required to, use a variety of derivative instruments for hedging, duration management or risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes.


     The Fund may use derivatives to gain exposure to floating rate or high yield securities and other securities in which the Fund may invest. To the extent the Fund uses derivatives for hedging, duration management and risk management purposes, it will not be subject to any asset based limits on their use and such instruments will not be counted as a part of the Fund's 80% investment requirement. To the extent that the Fund uses derivatives for investment purposes, such instruments will be counted as a part of the 80% requirement depending upon the character of the underlying reference obligation. Examples of derivative instruments that the Fund may use include, but are not limited to, futures and swap agreements (including total return and credit default swaps). The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may also use derivatives to add leverage to the portfolio, but only as a substitute for leverage obtained through the Fund's credit facilities. To the extent that the Fund uses derivatives to add leverage to the Fund's portfolio, they will be subject to the overall 38% limit on the Fund's use of leverage.


     During the term of these swap agreements, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Fund is exposed to credit loss in the event of non-performance by a swap counterparty. However, the Fund does not anticipate non-performance by a counterparty. Risk may also arise from the unanticipated movements in the level of interest rates or the index.

     The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. There is no assurance that these derivative strategies will be available at any time or that the applicable investment management team will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund.

INTEREST RATE TRANSACTIONS


     The Fund may enter into long and short interest rate swaps, futures and options (such as caps or floors). One possible use of interest rate swaps would be to hedge fixed rate assets into floating rate assets. This would involve an agreement with a swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap or floor, which would require the Fund to pay a premium to the cap or floor counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps, futures and options for hedging or general investment purposes, as well as for duration management purposes.


FUTURES

     Futures are an agreement to buy or sell a set amount of a commodity or security in a designated future month at a price agreed upon today by the buyer and seller. A futures contract differs from an option because an option is the right to buy or sell, whereas a futures contract is the promise to actually make a transaction. A future is part of a class of securities called derivatives, so named because such securities derive their value from the worth of an underlying investment.


     Unlike options, futures convey an obligation to buy. The risk to the holder is unlimited, and because the payoff pattern is symmetrical, the risk to the seller is unlimited as well. Dollars lost and gained by each party on a futures contract are equal and opposite. In other words, futures trading is a zero-sum transaction. Futures contracts are forward contracts, meaning they represent a pledge to make a certain transaction at a future date. The exchange of assets occurs on the date specified in the contract. Futures are distinguished from generic forward contracts in that they contain standardized terms, trade on a formal exchange, are regulated by overseeing agencies, and are guaranteed by clearinghouses. Also, in order to insure that payment will occur, futures have a margin requirement that must be settled daily. Finally, by making an offsetting trade, taking delivery of goods, or arranging for an exchange of goods, futures contracts can be closed. Hedgers often trade futures for the purpose of keeping price risk in check.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES" IN THE SAI.

CREDIT RISK


     Credit risk is the risk of nonpayment of scheduled interest or principal payments on the various debt instruments in which the Fund invests. In the event a borrower or an issuer of a debt instrument fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the investment, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares.


     The debt securities, both emerging markets debt and Senior Instruments, in which the Fund invests may be investment grade or below investment grade. However, a significant portion of the Fund is expected to be invested in securities that are below investment grade (I.E., below Baa3 by Moody's or below BBB- by either S&P or Fitch) or are unrated but, if they were rated, would be below investment grade in quality. These securities are sometimes referred to as "junk bonds."

     The Fund may invest without limit, and ordinarily expects to invest a substantial portion of its assets, in such debt instruments. Investing in such securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering higher yields, these securities typically entail greater potential price volatility and may be less liquid than higher-rated and investment grade securities. Issuers of debt obligations that are below investment grade or of similar quality generally are more likely to default on their obligations to pay principal or interest when due. Although some of these debt instruments may be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy the issuer's obligation in the event of default or that such collateral could be readily liquidated. The debt instruments from emerging markets countries typically will be unsecured.


     The Senior Instruments in which the Fund invests are typically secured with specific collateral. Therefore, such Senior Instruments generally involve less credit risk than unsecured or subordinated debt and equity instruments of the same issuer. This is because the payment of principal of and interest on Senior Instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders and other creditors.

     Although the Fund's Senior Instruments are typically secured with specific collateral, the value of that collateral may not equal the Fund's investment when the asset is acquired or may decline below the principal amount of the Senior Instrument subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Instrument to be under-collateralized. Therefore, the liquidation of the collateral underlying a Senior Instrument may not satisfy the issuer's obligation to the Fund in the event of nonpayment of scheduled interest or principal, and the collateral may not be readily liquidated. In addition, some of the Senior Instruments in which the Fund invests are unsecured. Therefore, such instruments would not enjoy the protection afforded by collateral.

     In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing a Senior Instrument. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral as security constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

FOREIGN INVESTMENTS RISK


     The Fund's investments in foreign issuers may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging markets countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging markets countries because many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. The Fund is not required to hedge against currency movements in the various markets in which the Fund will invest so, to the extent that the Fund does not hedge its foreign currency exposure, the value of the Fund's portfolio is subject to the risk of adverse changes in currency exchange rates.


     There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The values of foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations.

EMERGING MARKETS SECURITIES RISK


     Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. In addition, in the past some developing countries have suspended or stopped servicing their external debt with public and private-sector issuers, both with regard to interest and principal. Such payment suspensions and stoppages are due to various factors such as political instability, poor economic management, lack of currency reserves, capital flight, internal conflicts, and the absence of political will to pursue servicing of debt as previously agreed.



     The capacity of private-sector issuers in emerging markets to meet their obligations may also be affected by these same factors. Moreover, such issuers are subject to the effects of laws and regulations implemented by governmental authorities. Examples of these include amendments to a country's exchange controls or to its legal or regulatory system, expropriations and nationalizations, and the introduction of new taxes or increases in existing taxes, such as withholding tax. The uncertainty linked to the legal environment may lead to a lack of clarity with regard to, or even an inability to establish, definitive legal ownership rights to assets in such countries. Finally, many emerging markets countries lack reliable sources of information, their accounting methods do not conform to international standards, and there is an absence of adequate financial or commercial controls.


     Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.

FOREIGN CURRENCY RISK

     The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in other currencies. Therefore, in addition to the risks relating to the individual assets acquired by the Fund, there is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar.


     The currencies of emerging markets countries in particular may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Fund's ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. Emerging markets countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerging markets country may block the repatriation for any reason, including the unavailability of foreign currency and war. Investments denominated in the currencies of emerging markets countries could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging markets currencies. If the Fund were not able to convert a currency into U.S. dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found.


     The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income stream could be adversely affected by currency exchange rate movements.

INTEREST RATE RISK -- DURATION MANAGEMENT



     Changes in market interest rates will affect the value of and the yield on the Fund's Common Shares. Because the Fund's portfolio contains equity securities, fixed rate debt securities and floating rate debt securities, and because the allocation of the Fund's assets among such investments will vary over time, the impact of interest rate changes on the Fund's net asset value and yield will also vary. In addition, the efforts of the Fund to manage the duration of its interest rate risk may increase or decrease the effects of market interest rate changes, depending upon the accuracy of the Fund's predictions of movements in interest rates and the ability of the Fund to change its portfolio composition in response to such predictions.


     If market interest rates fall, the value of the Fund's fixed rate assets will tend to increase, while the amount of the interest payments from such assets will remain unchanged. On the other hand, if market interest rates fall, the value of the Fund's floating rate assets will tend to remain constant but the amount of the interest payments from such assets will tend to decline. The effect of interest rate declines on equity securities, particularly dividend yielding equity securities, cannot be definitively predicted.

     If market interest rates rise, the value of the Fund's fixed rate assets will tend to decrease, while the amount of the interest payments from such assets will remain unchanged. On the other hand, if market interest rates rise, the value of the Fund's floating rate assets will tend to remain constant and the amount of the interest payments from such assets will tend to rise. The effect of interest rate rises on equity securities, particularly dividend yielding equity securities, cannot be definitively predicted.

     To the extent that a rise in market interest rates represents an overall rise in the market spreads or yields for assets of the type and quality in which the Fund invests, the value of the Fund's portfolio may decrease in response to an increase in such spreads or yields. On the other hand, if such market spreads fall, issuers may renegotiate lower spreads or interest rates on their debts or pay off their debts with lower rate refinancings. This could require the Fund either to accept the renegotiated lower rates or to reinvest pay off proceeds at the lower market rates. Substantial increases in interest rates may cause an increase in issuer defaults as issuers may lack the resources to meet higher debt service requirements. Finally, interest rates currently are near historical lows, and it is likely that they will rise.


     The Fund will manage the duration of the Fund's investment portfolio to seek to provide Common Shareholders with a high level of return and a level of net asset value volatility that is appropriate in the judgment of the investment management team to achieve the Fund's investment objectives. The Fund will allocate its investments among asset classes with differing durations, limit the amount of leverage in the portfolio to the amount of floating rate assets in the portfolio (thereby avoiding the leveraging of interest rate risk) and may from time to time hedge fixed rate assets into floating rate assets by the use of derivatives. Duration is a measure of the price volatility of an investment as a result of changes in market rates of interest, based upon the weighted average timing of an investment's expected principal and interest payments. Prices of securities with shorter durations tend to be less sensitive to interest rate changes than securities with longer durations.


LEVERAGE RISK

     The Fund may borrow so long as its total assets (including the amount borrowed) less all liabilities (including the liquidation preference of any preferred shares) other than borrowings is at least three times the amount borrowed. The Fund also may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. Borrowings and the issuance of preferred shares are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

     Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Fund will seek to use leverage for the purposes of making additional investments only if the investment management team believes, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In addition, the Fund intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently). In the event of a general decline in the value of the assets held by the Fund, the use of leverage would magnify the loss to the Fund and may magnify the effect on the Fund's net asset value. The Fund's lenders and preferred shareholders would have priority to the Fund's assets over the Fund's common shareholders.



     Borrowing has the potential to increase the Fund's total income. The Fund will consider whether to seek a credit facility with one or more financial institutions that will permit the Fund to borrow for investment purposes. The Fund has not yet determined the amount of the credit facility it might seek. Interest on such a facility is expected to be payable by the Fund at a variable rate that is tied to either LIBOR, the federal funds rate, or a commercial paper based rate and would include a facility fee on unused commitments. It is expected that the lenders under such a credit facility would have a security interest in all assets of the Fund. Under such a the credit facility, the lenders would have the right to liquidate Fund assets in the event of default by the Fund under such credit facility, and the Fund would be prohibited from paying dividends in the event of certain adverse events or conditions respecting the Fund or its investment advisers until the credit facility is repaid in full or until the event or condition is cured. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under a credit facility would be senior to the rights of holders of Common Shares and any preferred shares with respect to the payment of dividends or upon liquidation.



     A leveraged capital structure for the Fund will create special risks not associated with un-leveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facilities or obtained through the issuance of preferred shares constitute a substantial lien and burden on the Fund by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund would not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares, or any other preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. In the event of a default under a credit facility program, the lenders would have the right to cause a liquidation of the collateral (I.E., sell assets of the Fund) and, if any such default is not cured, the lenders might be able to control the liquidation as well. In addition, the Fund would not be permitted to pay dividends on Common Shares unless all accrued dividends on preferred shares, or accrued interest on borrowings, had been paid or set aside for payment.



     The Fund will be subject to certain restrictions imposed by lenders to the Fund and by guidelines of one or more rating agencies which are expected to issue ratings for the Fund's preferred shares. These restrictions impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the investment management team from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.



     Under normal market circumstances, the Fund's overall leverage level is not expected to exceed 38% of the Fund's total assets. In addition, because borrowings and preferred shares are expected to have floating rates of interest, under normal market circumstances the Fund will seek to limit its overall leverage level at any time to an amount that is equal to or less than the amount of floating rate assets then in the Fund's portfolio.

     Because the investment advisory fees paid to ING Investments and the sub-advisers will be calculated on the basis of Managed Assets, the fees will be higher when leverage is utilized, giving the investment management team an incentive to utilize leverage.

EFFECT OF LEVERAGE


     The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of
borrowing, using an assumed initial interest rate of   %, assuming the Fund has
used leverage by borrowing an amount equal to [     ]% of the Fund's Managed
Assets and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return, net of expenses(1)......      (10)%       (5)%         0%     5%    10%
Corresponding Return to Common Shareholders(2)....    ( -- )%    ( -- )%    ( -- )%    --%    --%

---------------
(1) The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

DERIVATIVES RISK


     Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, credit risk, leveraging risk, counter party risk and management risk. Derivatives also involve the risk of mis-pricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


     In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


CURRENCY CONTRACTS RISK



     Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging markets currency, are highly volatile, and price movements in these instruments may result in losses to the Fund. These instruments may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in such an instrument could have a larger potential impact on the Fund's performance, lowering the Fund's return or resulting in a loss. The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change.

NON-DIVERSIFICATION RISK

     The Fund is a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed portfolio. The investment management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PRICE VOLATILITY -- MARKET AND ISSUER RISK

     The net asset value of the Fund's Common Shares will change as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons directly relating to the issuer, such as changes in the financial condition of the issuer, management performance and reduced demand for the issuer's goods and services.

     While equity securities may offer the potential for greater long-term growth than most debt securities, they typically are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments.


     The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


RESTRICTED AND ILLIQUID SECURITIES RISK


     The Fund may invest in restricted and illiquid securities without limit. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities may be treated by the Fund as liquid, although they may be less liquid than registered securities traded on established secondary markets. If a security is illiquid, the Fund might be unable to sell the security at a time when the applicable investment management team might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.



     Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. and foreign companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, Senior Instruments and foreign securities, particularly those from companies, sovereigns, sub-sovereigns and quasi-sovereigns in emerging markets. Even publicly traded securities can experience periods of less liquidity. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

COUNTER PARTY RISK


     The Fund will be subject to counter party risk with respect to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counter party to such an investment becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


VALUATION OF ASSETS


     The Fund values its assets daily, generally at the close of the NYSE (usually 4:00 pm Eastern time). However, because some of the Fund's securities principally trade on foreign markets and exchanges, which close prior to 4:00 pm Eastern time, and because the Fund invests in securities that may be illiquid or have very limited trading, reliable market value quotations for such securities may not be readily available when the Fund calculates its net asset value. As a result, elements of judgment may play a greater role in valuation of such securities than for securities that trade on the NYSE or have a developed secondary market. See "THE FUND'S NET ASSET VALUE -- VALUATION OF THE FUND'S
ASSETS" on page   .


LENDING PORTFOLIO SECURITIES RISK


     To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33.3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, lending securities is subject to counter party risk.


DISCOUNT FROM OR PREMIUM TO NAV


     The Fund's Common Shares are listed on the [          ] Stock Exchange and
trade in the same manner as Common Shares of other companies. Unlike open-end mutual funds, the Fund's Common Shares can be purchased or sold at any time during a trading day, and the price at which the Fund's Common Shares trade may vary throughout the day. In addition, although the Fund publishes its net asset value each day, the Fund's Common Shares typically trade at prices that represent either a premium or a discount to the Fund's net asset value. This is a risk separate and distinct from the risk that the Fund's net asset value per Common Share may decrease.



     As with any security, the market value of the Common Shares may increase or decrease from the amount that you paid for your shares as a result of the sales load you pay for a share, underwriting fees and the costs of any borrowings if used and/or issuance of any preferred shares. Whether investors will realize gains or losses upon the sale of Common Shares will depend not upon the Fund's net asset value but upon whether the market price of the Common Shares at the time of the sale is above or below the investor's purchase price. Because the market price of the Common Shares will be determined by factors such as relative supply of, and demand for, the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.


OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, shareholders in the Fund indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

DIVIDEND REDUCTION/ELIMINATION RISK

     The companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund's dividend yielding equity securities would be adversely affected.

TEMPORARY DEFENSIVE STRATEGIES


     When the investment management team anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.


MARKET DISRUPTION AND GEO-POLITICAL RISK

     The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

                INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISERS

     ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Fund's Board of Trustees. ING Investment's principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide all investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board of Trustees upon 60 days' written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee.

     ING Investments will receive an annual fee, payable monthly, in an amount equal to [ %] of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (Managed Assets). Managed Assets include assets acquired through the Fund's use of leverage.


     For the first five years of the Fund's existence, ING Investments will waive [ %] of the annual fee. Therefore, during this five year period, the annual fee will be [ %]. Beginning in the sixth year, the fee waiver will
decline each year by [  %] until it is eliminated in the [       ] year.


     ING Investments is registered as an investment adviser with the SEC. ING Investments began investment management in April, 1995, and serves as an investment adviser to registered investment companies as well as structured
finance vehicles. As of           , 2004, ING Investments had assets under
management of over $35 billion. ING Investments is an indirect, wholly owned subsidiary of ING Groep N.V. ING Groep N.V. is a global financial services company active in the fields of insurance, banking and asset management in more than 65 countries and employing more than 100,000 employees.


     ING Investments has engaged ING Investment Management Advisors B.V. (IIMA) as a sub-adviser to ING Investments. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named "ING Investment Management Europe." ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe is employed by a subsidiary of ING Groep named ING Personeel VOF. IIMA is an indirect, wholly-owned subsidiary of the ING Groep N.V. and is under common control with ING Investments. For its services, IIMA will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to IIMA.



     IIMA is a non-resident investment adviser with all of its assets located outside of the U.S. Investors will be able to effect service of process on IIMA
by serving           . Investors will be able to enforce, in U.S. courts,
judgments against IIMA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in The Netherlands have discretionary power to attach such weight to foreign judgments as they deem fit in the absence of a Treaty or an Act regarding judgments rendered by foreign courts. No such Treaty or Act exists as regards judgments rendered by a court in the U.S.



     ING Investments has also engaged Aeltus Investment Management, Inc. as a sub-adviser to ING Investments. Aeltus Investment Management, Inc. is expected to change its name to ING Investment Management Co. in June 2004, and will be referred to in this prospectus as "INGIM." INGIM is registered with the SEC as
an investment adviser. As of           , 2004, INGIM had assets under
management of almost $     billion. INGIM's principal business address is 10
State House Square, Hartford, Connecticut 06103. For its services, INGIM will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to INGIM.

     Under the terms of the sub-advisory agreements with IIMA and INGIM, each agreement may be terminated by either ING Investments or the Board of Trustees on 60 days' written notice. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

INVESTMENT MANAGEMENT TEAM


     Set forth below is information regarding the members of the Fund's global investment management team that is primarily responsible for the day-to-day management of the Fund's portfolio. The team consists of senior investment managers from ING Groep's global investment management organization with a variety of specializations including: senior debt; emerging markets debt, global equity, asset allocation and fixed income. Each investment management team member listed below has been primarily responsible for the management of the Fund's portfolio since the inception of the Fund.



     JEFFREY A. BAKALAR. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group of INGIM, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Floating Rate Loan Group (since January 1998). Before joining the floating rate management team, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of ING Prime Rate Trust and ING Senior Income Fund, two other closed-end funds that invest primarily in Senior Loans and are managed by the floating rate investment management team.



     JOOST DE GRAAF. Mr. de Graaf is Senior Portfolio Manager of Equity Securities in the ING Global Dividend team for ING Investment Management Europe. Mr. de Graaf joined ING Investment Management Europe in 1999. Prior to 1999, Mr. de Graaf helped set-up the Investment Services department as Senior Account Manager. Mr. de Graaf started his career at ING Investment Management Europe as a Portfolio Manager in the Mutual Fund Department.



     ROB DRIJKONINGEN. Mr. Drijkoningen is head of the Emerging Markets Debt Team and Senior Portfolio Manager for ING Investment Management Europe, responsible for global emerging markets debt portfolios. Mr. Drijkoningen joined ING Investment Management Europe in 1995, first managing international fixed income portfolios, including management of currency risks. Mr. Drijkoningen has been head of the Emerging Markets Debt team since its start in 1997. Before joining ING Investment Management Europe, Mr. Drijkoningen worked at Nomura and Goldman Sachs for 6 years in Amsterdam and London, gaining experience with a wide range of professional clients.



     JORIS FRANSSEN. Mr. Franssen is Senior Portfolio Manager of Equity Securities for ING Investment Management Europe and is the investment manager for the ING Global Dividend strategy. In this position, Mr. Franssen is responsible for development and definition of the investment strategy for the ING Global Dividend Strategy. Previously, Mr. Franssen was part of the ING's Dutch Equity team, where he was also responsible for the ING Global Dividend Strategy. Mr. Franssen started his career as a portfolio manager advising Dutch institutional clients.



     CURTIS F. LEE. Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group of INGIM and has served in that capacity since August 1999. Prior to joining the floating rate investment management team, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of ING Prime Rate Trust and ING Senior Income Fund, two other closed-end funds that invest primarily in Senior Loans and are managed by the floating rate investment management team.



     RAOUL LUTTIK. Mr. Luttik is Portfolio Manager of the Emerging markets Debt Team for ING Investment Management Europe. Mr. Luttik started at ING Investment Management Europe in

1998. He began his career in 1995 at Detam Pension Services where he served for three years as a fixed income and money market specialist with involvement in various European markets. As such, he provided the main macro framework and global liquidity outlook to the equities team.


     DANIEL A. NORMAN. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group of INGIM, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Floating Rate Loan Group (since April 1995). Mr. Norman has been with INGIM and its predecessor companies since 1992. Mr. Norman also serves as Senior Vice President and Treasurer of ING Prime Rate Trust and ING Senior Income Fund, two other closed-end funds that invest primarily in Senior Loans and are managed by the floating rate investment management team.



     JORIK VAN DEN BOS. Mr. van den Bos is Director of Special Equity Products and Senior Investment Manager for ING Investment Management Europe. He joined ING Investment Management Europe in 1997. Mr. van den Bos is responsible for the so-called non-mainstream investments and the ING Global Dividend Strategy. From 1997 to 2001, Mr. van den Bos was responsible for third party equity investments in Dutch equity securities and for the ING Global Dividend Strategy. Before joining ING Investment Management Europe, Mr. van den Bos worked as a portfolio manager at ABN Amro Asset Management where he was responsible for Dutch Equity securities.



     Mr. Bakalar, Mr. Drijkoningen, Mr. Franssen, Mr. Norman and Mr. van den Bos, along with the following three individuals, are the senior investment management professionals from ING Groep's global investment management organization who will manage the Fund's asset allocation process:



     FREDRIC A. NELSON III. Mr. Nelson is Vice Chairman and Chief Investment Officer for ING Investment Management Americas, which operates in the institutional, managed account and alternative markets. In his role, Mr. Nelson is responsible for leading all investment activities across the equity and fixed income platforms. Mr. Nelson has over 20 years of investment management experience. Prior to joining ING in 2003, Mr. Nelson was with JP Morgan Fleming Investment Management, Inc., where he was head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees. Before that, Mr. Nelson was at Bankers Trust, where he was part of the Global Investment Management Group and led the Global Quantitative Applications Group.



     FRITS MOOLHUIZEN. Mr. Moolhuizen is Managing Director for Equity Investments. Mr. Moolhuizen is responsible for the third-party equity investments of ING Investment Management Europe. Mr. Moolhuizen joined ING Investment Management Europe in 1996. Mr. Moolhuizen is also a member of the Tactical Asset Allocation Committee of ING Investment Management Europe. Before this position, Mr. Moolhuizen worked as a portfolio manager for Dutch Equities at ABN AMRO Asset Management and as sales manager at CS First Boston.



     TOINE PICOKRIE. Mr. Picokrie is Managing Director for Fixed Income and Treasury with ING Investment Management Europe. This position Mr. Picokrie is responsible for the investment policy for all ING Investment Management Europe's fixed income portfolios. In addition, Mr. Picokrie is a member of the Fixed Income Policy Committee of ING Investment Management Europe which is responsible for coordinating ING Investment Management Europe's global fixed income investment business, and a member of ING Investment Management Europe's Tactical Asset Allocation Committee. Prior to this position, Mr. Picokrie was head of ING Investment Management Europe's Fixed Income Investments. This department is responsible for the investment policy of ING Investment Management Europe's single and multi-currency fixed income portfolios, including Emerging markets Debt portfolios. Mr. Picokrie started in 1989 at the investment department of Nationale-Nederlanden as a fixed income fund manager.


THE ADMINISTRATOR


     The Administrator of the Fund is ING Funds Services, LLC (ING Funds Services). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep N.V. and the immediate parent company of ING Investments.

     Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Board of Trustees of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

     The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

     All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of [ %] of the Fund's Managed Assets. The Administration Agreement may be canceled by the Board of Trustees upon 60 days written notice.


CONTROL PERSON


     As of the date of this prospectus, ING Investments owns 100% of the issued and outstanding Common Shares of the Fund. Consequently, ING Investments is a control person of the Fund as defined in the 1940 Act. It is anticipated that, immediately upon the closing of the Offering, ING Investments will cease to be a control person of the Fund.

                        GENERAL DESCRIPTION OF THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was established as a statutory trust under the laws of the State of Delaware pursuant to a certificate of trust dated April 1, 2004.


     The business and affairs of the Fund are managed under the direction of its Board of Trustees, including supervision of the duties performed by the Fund's investment adviser and sub-advisers. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "MANAGEMENT OF THE FUND" in the Statement of Additional Information. The Board of Trustees is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.


     The Fund's declaration of trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which were initially classified as Common Shares.

     The declaration of trust also authorizes the creation of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The following table shows the number of (i) shares authorized,

(ii) shares held by the Fund for its own account and (iii) shares outstanding,
for each class of authorized securities of the Fund as of           , 2004.

COMMON SHARES --
Number Authorized -- unlimited

Amount Held By Fund for its Own Account -- 0

Number Outstanding -- [     ]

     The Common Shares outstanding are fully paid and non-assessable by the Fund. Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares.

     Neither holders of Common Shares nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.


     The Fund will offer a Dividend Reinvestment Program. The Dividend Reinvestment Program allows participating shareholders to reinvest all dividends and distributions in additional Common Shares of the Fund. Unless an election is made to receive dividends and distributions in cash, shareholders will automatically have all dividends and distributions reinvested in additional Common Shares through the receipt of additional unissued but authorized Common Shares directly from the Fund or the receipt of Common Shares purchased in the open market by DST Systems, Inc. (DST), the administrator of the Dividend Reinvestment Program. Common Shares will be issued directly by the Fund under the Program when the Fund's Common Shares are trading at a premium to net asset value. If the Fund's Common Shares are trading at a discount to net asset value, Common Shares to be distributed under the Program will be purchased on the open market by DST. Common Shares issued under the Program directly from the Fund will be acquired at the greater of (i) net asset value at the close of business on the day preceding the relevant investment date or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of [ %]. Common Shares purchased under the Program in the open market by DST when shares are trading at a discount to net asset value will be purchased at market price. Common Shares issued directly by the Fund under the Program will be issued without a fee or a commission. Common Shares purchased in
the open market under the Program by DST will be subject to a commission of   %.
Shareholders may elect to receive their dividends and other distributions in cash by telephoning the Fund or notifying DST at the address set forth on the back cover of this prospectus.


     Under the rules of the [          ] Stock Exchange applicable to listed
companies, the Fund is required to hold an annual meeting of shareholders in each year. If the Fund is converted to an open-end investment company or if for
any other reason Common Shares are no longer listed on the [          ] Stock
Exchange (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

     The Fund is responsible for paying the following expenses, among others: the advisory fees payable to ING Investments; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing Common Shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its Common Shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.

     Under Delaware law, shareholders, including holders of preferred shares, could under certain circumstances be held personally liable for the obligations of the Fund. However, the declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The declaration of trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under
"DESCRIPTION OF THE FUND'S CAPITAL STRUCTURE -- PREFERRED SHARES" on page   .

     Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of Common Shares and any preferred shares will not be able to elect any of such Trustees.

     So long as any preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis).

     In addition to the requirements of the 1940 Act, the Fund will be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of any preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders. The declaration of trust further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Fund's outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting as a separate class on such conversion.

     Conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares.


     Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no
longer be listed on the [          ]. If the Fund were to experience significant
redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.


FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES OF THE FUND

     Certain policies of the Fund specified herein as fundamental and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a Majority Vote of the shareholders of the Fund. The term Majority Vote means the affirmative vote of
(a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund, I.E., non-fundamental policies, may be modified by resolution of the Board of Trustees of the Fund. However, any change to the Fund's investment objective approved by the Trustees will not become effective until the Fund has given shareholders 60 days written notice thereof.

                  DESCRIPTION OF THE FUND'S CAPITAL STRUCTURE

COMMON SHARES

     The Fund's declaration of trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

     Whenever preferred shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, at any time that preferred shares are outstanding, the Fund will be required to comply with the other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from one or more rating agencies. These requirements include asset coverage tests more stringent than under the 1940 Act. See "PREFERRED SHARES" below.

BORROWINGS


     The Fund's declaration of trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. See "RISK FACTORS AND SPECIAL CONSIDERATIONS -- LEVERAGE RISK" on page
  .


PREFERRED SHARES

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series and holders of preferred shares do not have pre-emptive rights to purchase any other preferred shares that might be issued.

     The Fund's declaration of trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustee may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.


     Any decision to offer preferred shares is subject to market conditions and to the Board of Trustees' and ING Investment's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board of Trustees in consultation with ING Investments (subject to applicable law and the Fund's declaration of trust) if and when it authorizes a preferred shares offering.


     Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

     The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to:

     - elect at least two trustees at all times; and

     - elect a majority of the trustees at any time when dividends on any series of preferred shares are unpaid for two full years.

     In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

          THE FUND'S NET ASSET VALUE -- VALUATION OF THE FUND'S ASSETS

NET ASSET VALUE


     The net asset value per Common Share of the Fund is determined once daily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open. The net asset value per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The net asset value per Common Share is made available for publication.


VALUATION OF THE FUND'S ASSETS


     The assets in the Fund's portfolio (other than Senior Loans -- see below) are valued in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.


     In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board.

     The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


     The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.



     If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's net asset value is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its net asset value. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.



     Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its net asset value, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value.



     Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 pm London time.


     Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

VALUATION OF SENIOR LOANS

     Senior Loans in the Fund's portfolio are valued daily in accordance with the Fund's loan valuation procedures adopted by the Board of Trustees, which are separate from the Fund's valuation procedures used for all other asset categories. Under the loan valuation procedures, a majority of the Fund's Senior Loans are valued using quotations supplied by a third party loan pricing service. However, the Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities.

     Senior Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the Senior Loans being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under this proxy procedure. It is expected that most of the Senior Loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. ING Investments may believe that the price for a Senior Loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular Senior Loan or borrower known to ING Investments that it believes may not be known to the pricing service or reflected in a price quote. In this event, the Senior Loan is valued at fair value under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

                                 DISTRIBUTIONS

INITIAL DISTRIBUTION


     The Fund's initial distribution is expected to be declared approximately [45] days, and paid approximately [60 to 90] days, after the completion of this offering, depending upon market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or by purchasing Common Shares in the open market through the Fund's Dividend Reinvestment Program.


LEVEL RATE DISTRIBUTION POLICY

     Subject to a determination of the Board of Trustees to implement a managed distribution policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. Distributions may only be made from net investment company taxable income after paying accrued dividends on the Fund's preferred shares, if any, and interest and required principal payments on borrowings, if any.

     The Fund's ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on its preferred shares, if any, and interest and required principal payments on borrowings, if any. At least annually, the Fund intends to distribute all of its net capital gain and net investment company taxable income not distributed during the year.

     Initial distributions to common shareholders are expected to be declared approximately [45] days, and paid approximately [60 to 90] days, after the completion of this Offering, depending upon market conditions. The net investment company taxable income of the Fund consists of all ordinary taxable income, qualified dividend income, and net short-term capital gain earned on portfolio assets less all deductible expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of net investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

     To permit the Fund to maintain a level rate distribution policy, the Fund may from time to time distribute less than the entire amount of net investment company taxable income earned in a particular period. The undistributed net investment company taxable income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment company taxable income actually earned by the Fund during the period. Undistributed net investment company taxable income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment company taxable income will be deducted from the Fund's net asset value.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a "return of capital." See "TAX MATTERS -- U.S. FEDERAL
INCOME TAXES" on page   .

MANAGED DISTRIBUTION POLICY


     The Fund intends to consider whether it may need to file an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a managed distribution policy. If the Fund seeks and the SEC grants the requested relief, the Fund may implement a managed distribution policy.


     Under a managed distribution policy, the Fund would distribute a fixed monthly percentage, which may be adjusted from time to time, of net asset value to shareholders. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

     The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


     There is no guarantee that the Fund will seek or that the SEC would grant an exemptive order facilitating the implementation of a managed distribution policy or, if sought and granted, that the Trustees will determine to implement a managed distribution policy. The Trustees reserve the right to change the dividend policy from time to time.


     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a "return of capital." Unless the Fund has been granted exemptive relief to permit a managed distribution policy, the Fund normally will distribute long-term capital gains once in a twelve-month period. See "TAX
MATTERS -- U.S. FEDERAL INCOME TAXES" on page   .


DIVIDEND REINVESTMENT PROGRAM



     Unless the registered owner of Common Shares elects to receive cash by contacting DST (the "Program Administrator"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Program Administrator for shareholders in additional Common Shares of the Fund through the Fund's Dividend Reinvestment Program (the "Program"). Shareholders who elect not to participate in the Program will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by
[          ] by contacting the Program Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Program is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Program Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Program, please contact your broker.



     The Program Administrator will open an account for each Common Shareholder under the Program in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Program will receive cash and participants in the Program will receive the equivalent in Common Shares. The Common Shares will be acquired by the Program Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market
Purchases") on the [          ] Stock Exchange or elsewhere. If, on the payment
date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Program Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or
equal to [     %] of the closing market value on the payment date, the dollar
amount of the Dividend will be divided by [     %] of the closing market price
per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Program Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Program Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Program Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Program provides that if the Program Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Program Administrator may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase
Date provided that, if the net asset value is less than or equal to [     %] of
the then current market price per Common Share, the dollar amount of the
Dividend will be divided by [     %] of the market price on the payment date.



     The Program Administrator maintains all shareholders' accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Program participant will be held by the Program Administrator on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to the Program. The Program Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.



     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Program Administrator will administer the Program on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.



     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "TAX MATTERS -- U.S. FEDERAL INCOME TAXES." Participants that request a sale of shares through the Program Administrator are
subject to a [$     ] sales fee and a [$     ] per share sold brokerage
commission.



     The Fund reserves the right to amend or terminate the Program. There is no direct service charge to participants with regard to purchases in the Program; however, the Fund reserves the right to amend the Program to include a service charge payable by the participants.



     All correspondence or questions concerning the Program should be directed
to [          ].



CLOSED-END TRUST STRUCTURE



     The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.



     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of the possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.



REPURCHASE OF COMMON SHARES



     Like the shares of many other closed-end funds, the Fund's Common Shares may trade at a discount to their net asset value, although it is also possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "THE FUND'S NET ASSET VALUE -- VALUATION OF THE FUND'S SHARES." Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from net asset value.



     There is no assurance that a repurchase or tender for Common Shares will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal market on which the Common Shares are traded.

                    TAX MATTERS -- U.S. FEDERAL INCOME TAXES

     Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a "capital asset." Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

TAXES ON DISTRIBUTIONS


     You will generally have to pay federal income tax (as that term is defined in the Internal Revenue Code of 1986, as amended (Code), but without regard to the deduction for dividends paid) on all Fund distributions. The Fund generally expects to distribute all or substantially all of its investment company taxable income and net capital gain to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

     The Fund's distributions are taxable when they are paid, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

     The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

     If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

     In the unlikely event that the Fund fails to qualify as a regulated investment company or fails to satisfy the requirement to distribute at least 90% of its investment company taxable income in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed above in the case of non-corporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

     In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, there is a substantial chance that you may receive a so-called "return of capital" distribution. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     Distributions from the Fund generally are not expected to qualify for the Dividends Received Deduction.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax- deferred account.

TAX ASPECTS OF SALES OF FUND SHARES

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions. You will receive a report showing the sales proceeds.

BACKUP WITHHOLDING

     By law, some Fund shareholders may be subject to "backup withholding" at the current rate of 28% on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund; (ii) who, to the Fund's knowledge, have furnished an incorrect number; or (iii) from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding or is exempt from backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Foreign shareholders may be subject to special withholding requirements.

                                  UNDERWRITING


     [          ], [          ] and [          ] are acting as representatives
of the underwriters named below (Underwriters). Subject to the terms and conditions stated in an underwriting agreement (Underwriting Agreement) dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

NAME OF UNDERWRITER                                           NUMBER OF COMMON SHARES
-------------------                                           -----------------------
Underwriter A...............................................
Underwriter B...............................................
Underwriter C...............................................
Underwriter D...............................................
Underwriter E...............................................

     The Underwriting Agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this Offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

     The Underwriters propose to offer some of the Common Shares directly to the public at the offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a
concession not in excess of $     per common share. The sales load the Fund will
pay of [$     ] per share is equal to [     %] of the initial offering price.
The Underwriters may allow, and such dealers may reallow, a concession not in
excess of $     per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
Investors must pay for any Common Shares purchased on or before           ,
2004. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.


     The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to [          ]additional
Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this Offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.


     The Fund and ING Investments have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written
consent of [          ], on behalf of the Underwriters, dispose of or hedge any
Common Shares or any securities convertible into or exchangeable for Common
Shares. [          ], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

     Prior to the Offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, ING Investments and the representatives of the Underwriters. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this Offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares have been approved for
listing on the [          ] Stock Exchange under the symbol "[          ],"
subject to notice of issuance.

     The following table shows the sales load as a percentage of the public offering price that the Fund is to pay to the Underwriters in connection with this Offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:


                                                                   PAID BY THE FUND
                                                              ---------------------------
                                                              NO EXERCISE   FULL EXERCISE
                                                              -----------   -------------
Per Share...................................................     $              $
                                                                 -----          -----
Total.......................................................     $              $



     The Fund and ING Investments have each agreed to indemnify the several Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.


     ING Distributor will enter into an offering participation agreement with the Fund. ING Investments will compensate ING Distributor for distribution
assistance out of its own resources in an aggregate amount equal to $     . ING
Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for the purposes of this offering under the Securities Act of 1933, although it will not purchase any of the Common Shares or be a party to the underwriting agreement.

     Certain Underwriters may make a market in the Common Shares after trading
in the Common Shares has commenced on the [     ] Stock Exchange. No Underwriter
is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter.

     This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale. The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common
Shares on the [           ] Stock Exchange at a level above that which might
otherwise prevail in the open market.


     ING Investments (and not the Fund) has agreed to pay to certain
Underwriters a fee at an aggregate annual rate equal to [     ]% of the Fund's
Managed Assets. This fee will be divided among such Underwriters based on the
number of Common Shares each sells in this Offering, will not exceed [     ]% of
the total initial price to the public of the Common Shares offered hereby and will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Management Agreement or other advisory agreement between the Adviser and the Fund. The Underwriters that will receive the foregoing fees have agreed to provide certain after-market services to the Fund designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The sum of these fees, the amounts paid by the Adviser to reimburse certain Underwriters and other expenses and the
sales load to be paid by the Fund will not exceed [     ]% of the total price to
the public of the Common Shares offered hereby.


     A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the

Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

     The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Underwriter's representatives without liability on the part of the Underwriters to the Fund or ING Investments if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or
the [          ] Stock Exchange or trading in securities generally on the
[          ] Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the
[          ] Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the prospectus (exclusive of any supplement thereto). A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters.

     The Underwriter's representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The Underwriter's representatives will allocate Common Shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. The Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with or perform services for ING Investments in the ordinary course of business. Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. The principal business address of
[          ] is [          ].

                             ADDITIONAL INFORMATION

LEGAL MATTERS

     Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, Washington, D.C. and for the
Underwriters by [          ].

AUDITORS


     The financial statements of the Fund at           , 2004 have been audited
by KPMG LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG is 355 South Grand Avenue, Los Angeles, California 90071.



TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR



     The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc., whose principal business address is 816 Wyandotte, Kansas City, Missouri 64105.



CUSTODIAN



     The Fund's securities and cash are held and maintained under a Custody
Agreement with [          ], whose principal address is           . [          ]
has entered into a sub-custodial agreement with [          ] pursuant to which
[          ] provides custody services for the Fund's investments in Senior
Instruments.


REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. This prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund's Registration Statement.

     Statements contained in this prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. In addition, the prospectus, SAI and other information about the Fund are available on the SEC's website (http://www.sec.gov).

SHAREHOLDER REPORTS

     The Fund issues reports that include financial information to its shareholders at least semi-annually.

PRIVACY POLICY


     The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a copy of the policy over the internet by visiting www.ingfunds.com, or see the privacy policy that accompanies this prospectus.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
History of the Fund.........................................
Investment Objective and Policies...........................
Supplemental Information....................................
Management of the Fund......................................
Control Persons and Principal Shareholders..................
Investment Adviser and the Sub-advisers.....................
Portfolio Transactions......................................
Determination of Net Asset Value
Valuation of Senior Loans...................................
Repurchase of Common Shares.................................
Tax Considerations..........................................
General Information.........................................
Financial Statements........................................
Appendix A  Proxy Voting Procedures.........................  A-1
Appendix B  Ratings of Instruments..........................  B-1

                                              SHARES


                          ING GLOBAL MANAGED DURATION


                            INCOME AND DIVIDEND FUND

                                 COMMON SHARES

                                  ------------
                                   PROSPECTUS
                                          , 2004

                                  ------------

                                 [           ]
                                 [           ]
                                 [           ]

UNTIL           , 2004 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS
THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION

                                    ___, 2004

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                ___________, 2004


              ING GLOBAL MANAGED DURATION INCOME AND DIVIDEND FUND



This Statement of Additional Information ("SAI") relates to the ING Global Managed Duration Income and Dividend Fund ("Fund"). The Fund is a newly organized, non-diversified, closed-end management investment company.


This SAI is not a prospectus. It does not include all information that a prospective investor should consider before purchasing Common Shares of the Fund, and it should be read in conjunction with the Fund's Prospectus, dated __________, 2004, ("Prospectus") which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The Prospectus provides the basic information you ought to know before investing in the Fund. The Prospectus may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC, at the address and telephone number listed above. Copies of the Fund's Prospectus may be obtained without charge by contacting the Fund at the address and phone number written above. You may also obtain a copy of the Prospectus on the SEC's website (http://www.sec.gov).

                                TABLE OF CONTENTS


HISTORY OF THE FUND
INVESTMENT OBJECTIVES AND POLICIES
SUPPLEMENTAL INFORMATION
MANAGEMENT OF THE FUND
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
INVESTMENT ADVISER AND THE SUB-ADVISERS
PORTFOLIO TRANSACTIONS
DETERMINATION OF NET ASSET VALUE
VALUATION OF SENIOR LOANS
REPURCHASE OF COMMON SHARES
TAX CONSIDERATIONS
GENERAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A PROXY VOTING PROCEDURES                                         A-1
APPENDIX B RATINGS OF INVESTMENTS                                          B-1

              ING GLOBAL MANAGED DURATION INCOME AND DIVIDEND FUND


                               HISTORY OF THE FUND


The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized April 1, 2004 as the ING Dividend and Income Fund and changed its name on April 23, 2004.



                       INVESTMENT OBJECTIVES AND POLICIES



INVESTMENT OBJECTIVES



The Fund's primary investment objective is to provide a high level of monthly income from a combination of dividends and interest. Capital appreciation is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental policies of the Fund. Therefore, they may be changed without the approval of the shareholders.


FUNDAMENTAL POLICIES


The following are the Fund's fundamental policies. These policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 ("1940 Act") means the lesser of (i) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (ii) more than 50% of the outstanding Common Shares). If the Fund were to issue a class of preferred shares, the fundamental policies could not be changed without the approval of a majority of the outstanding Common Shares and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.


1. The Fund may issue senior securities as permitted by the 1940 Act and insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. See "Investment Objectives and Policies - Other Investment Policies - Use of Leverage" on page [___] of the Prospectus. Collateral, escrow, margin or other deposits with respect to the making of short sales and purchases or sales in options, futures contracts, options on futures contracts, forward contracts, swap agreements and similar financial instruments are not deemed to be an issuance of a senior security, nor shall any repurchase agreement or any permitted borrowing.

2. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, provided that margin deposits in connection with options, futures contracts, options on futures contracts, forward contracts, swap agreements and similar financial instruments and effecting short sales will not be deemed to constitute a margin purchase for purposes of this restriction, and provided that the purchase of assets using the proceeds of any issuance of senior securities or any permitted borrowing shall not be deemed to constitute a margin purchase. The Fund may not engage in short sales if, as a result, more than ____% of the value of its total assets would be _________________. The Fund may not engage in the writing of put and call options if, as a result, more than __________% of the value of its total assets would be _________________.

3. The Fund may borrow money to the extent permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. The entry by the Fund into repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.


4. The Fund may not engage in the business of underwriting securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), by virtue of a sale of its portfolio securities.


5. The Fund may not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services, e.g., gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

6. The Fund may not purchase or sell real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate, securities of real estate investment trusts, real estate investment funds and mortgage-backed securities, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other securities. The Fund may make real estate mortgage loans.

7. The Fund may not purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

8. The Fund may not lend securities to others, if, as a result, more than 33 1/3% of its total assets would be loaned to others.

9. The Fund may not invest in companies for the purpose of exercising control or management.

NON-FUNDAMENTAL POLICIES


The investment objectives and all other investment policies or practices of the Fund that are not described under "Fundamental Policies" above are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.



The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market circumstances, at least 80% of its total assets, in dividend yielding common and preferred equity securities, investment grade and below investment grade or unrated emerging markets bonds and other interest bearing debt instruments, currency investments and senior loans. The Fund will provide its shareholders with at least 60 days prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets).



Additionally, currently under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.



The Fund intends to apply for ratings for any preferred shares it issues from Moody's, Fitch and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's, Fitch and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the holders of common shares of the Fund or on the Fund's ability to achieve its investment objectives. The Fund presently anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody's or Fitch
(Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained or maintained. No minimum rating is required for the issuance of preferred shares by the Fund. Moody's, Fitch and S&P receive fees in connection with their ratings issuances.


There is no limitation on the percentage of the Fund's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund's portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to liquidate the investments on a timely basis or realize the full value of such investments.

                            SUPPLEMENTAL INFORMATION





The following discussion describes the securities and investment techniques that may be used by the Fund's investment adviser, ING Investments, LLC, and the Fund's sub-advisers in managing the Fund. The Fund may use any or all of these techniques at any one time, although the fact that the Fund may use a technique does not mean that the technique actually will be used. The Fund's transactions in a particular type of security or use of a particular technique are subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy. All percentage limitations set forth in this SAI apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio. This discussion also includes risk information in addition to the risk information presented in the Fund's Prospectus.



INVESTMENTS



EQUITY INVESTMENTS GENERALLY



      COMMON STOCK


Common stock represents an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      PREFERRED STOCK


Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


      CONVERTIBLE SECURITIES


Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.


      SYNTHETIC CONVERTIBLE SECURITIES


Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.


      REAL ESTATE SECURITIES



The Fund may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of the Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. See "Additional Risk Information - REIT Investments" below.



FOREIGN AND EMERGING MARKETS EQUITY INVESTMENTS



      AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS


Securities of foreign issuers may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


      EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS


Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and carry many of the same risks as investing in foreign securities.


      EURODOLLAR CONVERTIBLE SECURITIES


Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Fund may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.
















































































DEBT AND FIXED INCOME INVESTMENTS GENERALLY



      MORTGAGE RELATED SECURITIES



Mortgage related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.



One type of mortgage related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.



The prices of high coupon U.S. government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.



The Fund may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.



It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, ING Investments, LLC and the sub-advisers may, consistent with the Fund's investment objectives, policies and restrictions, consider making investments in such new types of securities.



Other types of mortgage related securities in which the Fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.



CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.



      PRIVATELY ISSUED CMOS



Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.



      INTEREST ONLY/PRINCIPAL ONLY STRIPPED MORTGAGE-BACKED SECURITIES



Stripped mortgage backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by ING Investments, LLC or a sub-adviser under guidelines and standards established by the Fund's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.



      ADJUSTABLE RATE MORTGAGE SECURITIES


Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London InterBank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


      CORPORATE DEBT SECURITIES


Corporate debt securities include investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by ING Investments, LLC to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.


      FLOATING OR VARIABLE RATE INSTRUMENTS


Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by the Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, the Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.


      GNMA CERTIFICATES


Certificates issued by the Government National Mortgage Association ("GNMA") ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the "modified pass-through" type.

            GNMA Guarantee


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.


            Life of GNMA Certificates


The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.


            Yield Characteristics of GNMA Certificates


The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.


      GUARANTEED INVESTMENT CONTRACTS


Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. The term of a GIC will generally be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


      HIGH YIELD SECURITIES


High yield securities are debt securities that are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or of comparable quality if unrated.

High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies.

Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.






















































































      MUNICIPAL SECURITIES


Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.


In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.


The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up for deficiencies in the debt service reserve fund.


Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


      SENIOR INSTRUMENTS



The Fund may invest in higher yielding, floating rate senior loans (Senior Loans) and other senior floating rate debt instruments (collectively with Senior Loans, Senior Instruments) issued by U.S. and non-U.S. corporations and other business entities. The Senior Instruments in which the Fund invests include secured and unsecured Senior Loans, secured and unsecured senior floating rate notes, secured and unsecured senior floating rate bonds and other senior floating rate debentures, as well as certain derivatives such as credit default swaps, total return swaps, repurchase and reverse repurchase agreements, and credit linked notes, all of whose underlying reference obligation is one of the foregoing senior floating rate obligations, and senior floating rate tranches of mortgage backed and other asset backed securities, structured notes and other floating rate hybrid instruments. The Senior Instruments in which the Fund invests are typically rated below investment grade credit quality.



All of the Senior Instruments in which the senior floating rate segment of the Fund invests will have floating rates of interest. Senior Instruments typically have rates of interest which reset either daily, monthly, or quarterly. The senior floating rate segment of the Fund will normally maintain a dollar-weighted average time to next interest rate adjustment on its loan investments of 90 days or less.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.



By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.



Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 1.20% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 3.70%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change.



Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding preferred shares, there is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade credit quality. When the Fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par less its portion of the fee paid to all originating lenders. When the Fund acquires an interest in a Senior Loan, in the secondary market, it may be at par, but typically the Fund will do so at premium or discount to par.



Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.



Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.



      SUBORDINATED LOANS



The Fund may invest in subordinated loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.



      ZERO COUPON AND PAY-IN-KIND SECURITIES



The Fund may invest in zero coupon securities. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.



The Fund may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.



The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.



FOREIGN DEBT AND FIXED INCOME INVESTMENTS



      FOREIGN BANK OBLIGATIONS



The Fund may also invest in obligations issued by foreign banks and foreign branches of U.S. banks.



      FOREIGN MORTGAGE RELATED SECURITIES



Foreign mortgage related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these foreign mortgage related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.



      INTERNATIONAL DEBT SECURITIES



The Fund may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating (or unrated) which are issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with the Fund's policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.



In determining whether to invest in debt obligations of foreign issuers, the Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.



      SOVEREIGN DEBT SECURITIES



Sovereign debt securities are securities issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade. These securities may be denominated in U.S. dollar or in foreign currencies. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.


SHORT-TERM INVESTMENTS




      BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS


Banking industry obligations include certificates of deposit, bankers' acceptances, and fixed time deposits. The Fund will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and
(ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be U.S. dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. government.


The Fund, when holding instruments of foreign banks or financial institutions, may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Additional Risk-Securities of Foreign Issuers" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.


In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS

The Fund may also purchase certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

      COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.


      SUBORDINATED MORTGAGE SECURITIES


Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

ING Investments, LLC and the sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. ING Investments, LLC has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of ING Investments, LLC and the sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. ING Investments, LLC and the sub-advisers will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.


      U.S. GOVERNMENT SECURITIES


Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when ING Investments, LLC or a sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS


      FOREIGN CURRENCY EXCHANGE TRANSACTIONS



Because the Fund may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts should be expected to fully eliminate foreign currency risk.



Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the U.S. Internal Revenue Code.



The Fund may also enter into currency contracts as an investment. Such investments will typically utilize forward currency contracts denominated in the currency of an emerging markets country. The values of such currencies in relation to the U.S. dollar can fluctuate significantly in response to economic and political changes. If the values of such currencies fall in relation to the U.S. dollar, the Fund may experience losses on such forward currency contracts.



      ASSET-BACKED SECURITIES



Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.


Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

The Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.


      AIRCRAFT LEASE RECEIVABLES



An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the ALRs are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.








































































































































































      CREDIT-LINKED NOTES


A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for the Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rates during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (I.E., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investment.



      IPOS


Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, ING Investments, LLC or a sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.


There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.


      WARRANTS


A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


      OTHER INVESTMENT COMPANIES


The Fund may not (i) invest more than 10% of its total assets in underlying funds, (ii) invest more than 5% of its total assets in any one underlying fund, or (iii) purchase greater than 3% of the total outstanding securities of any one underlying fund. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses in which Fund's assets are invested.


      EXCHANGE TRADED FUNDS


An exchange traded fund ("ETF") is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed, and traded similar to a publicly traded company.

Similarly, risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. The risk of not correlating to the index is an additional risk to the investors of ETFs.



































      PRIVATE FUNDS


U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities. The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.























      RESTRICTED AND ILLIQUID SECURITIES


Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when ING Investments, LLC or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the

Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Fund's Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Fund is registered for sale.


      SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES


The Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.


      TO BE ANNOUNCED SALE COMMITMENTS


To Be Announced ("TBA") sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.













INVESTMENT TECHNIQUES


      DERIVATIVES



Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.



Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.



Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.



The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, foreign exchange rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If ING Investments, LLC or a sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, if ING Investments, LLC or a sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.



      OPTIONS ON SECURITIES AND INDICES



The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.



An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)



The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.



A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board.



If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.



The Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.



The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.



The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."



      OTC OPTIONS



Over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by ING Investments, LLC or a sub-adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.



Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.



      FOREIGN CURRENCY OPTIONS



The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.



      FORWARD CURRENCY CONTRACTS



A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.



The Fund may also enter into currency contracts as an investment. Such investments will typically utilize forward currency contracts denominated in the currency of an emerging markets country. The values of such currencies in relation to the U.S. dollar can fluctuate significantly in response to economic and political changes. If the values of such currencies fall in relation to the U.S. dollar, the Fund may experience losses on such forward currency contracts.



      INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES



"Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.



Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by ING Investments, LLC or a sub-adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by ING Investments, LLC or a sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Restricted and Illiquid Securities" below.



      BORROWING


If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.


Leveraging by means of borrowing may magnify the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


Borrowings may be secured by the Fund's assets, giving the lenders rights to the Fund's assets if the Fund defaults on its obligations to repay borrowings. The Fund's obligations to its lenders will be senior to its obligations to pay dividends on its shares, including any preferred shares, or to pay its shareholders in the event of liquidation.


      LENDING OF PORTFOLIO SECURITIES


Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


      REPURCHASE AGREEMENTS



Repurchase agreements may be utilized by the Fund with respect to its portfolio securities. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.


The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and ING Investments, LLC or a sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, ING Investments, LLC or a sub-adviser has determined to be liquid.


      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS


Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.


      SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS


Swap transactions include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements ("swap options").

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Consistent with the Fund's investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London InterBank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodities Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

      STRUCTURED NOTES


Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, ING Investments, LLC or a sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.


      SHORT SALES


The Fund may make a short sale of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box"). In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when ING Investments, LLC or a sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

The extent to which the Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Distributions" on page____.


      TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS


Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending ING Investments, LLC's or a sub-adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. The Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

Although it is expected that the assets of the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent the Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.


      WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Alternatively, the Fund may maintain unused borrowing ability in an amount equal to the amount of its when-issued and delayed-delivery commitments. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, borrowings, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.


      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.



The Fund may invest in futures contracts and options thereon ("futures options") including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.



An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.



The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.



The Fund is operated pursuant to an exclusion from the CFTC's definition of "commodity pool operator" and it is therefore not subject to registration or regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act.



The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges.



The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.



The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.



Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.



A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."



      LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS






When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).



When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by ING Investments, LLC or a sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.



To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.



The regulatory requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.



ADDITIONAL RISK INFORMATION



      SECURITIES OF FOREIGN ISSUERS



The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund would be required to compute and distribute its income in U.S. Dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available to ING Investments, LLC and the sub-advisers as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.



Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are un-invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.



Although the Fund will use commercially reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and ING Investments, LLC or a sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments.



The Fund's investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.



            Emerging Markets



The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.



The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.



            Restrictions on Foreign Investments



Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.



The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund making investments in such countries. For example, the Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or notice of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.



Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.



In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. Accordingly, the 1940 Act may restrict the Fund's investments in certain foreign banks and other financial institutions.



            Foreign Currency Risks



Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares.



            Market Characteristics



Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.



            Legal and Regulatory Matters



In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.



            Taxes



The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

            Costs



Expense ratios of the Fund are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, ING Investments, LLC or a sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on ING Investments, LLC's or a sub-adviser's assessment of prevailing market, economic and other conditions.



            HIGH YIELD SECURITIES



The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:



            Sensitivity to Interest Rate and Economic Changes



A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.



            Payment Expectations



High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.



            Liquidity and Valuation Risks



Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund's Board of Trustees ("Board") to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.



            Taxation



Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

            Limitations of Credit Ratings



The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, ING Investments, LLC and the sub-advisers primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund' investment objective may be more dependent on ING Investments, LLC's and the sub-advisers' own credit analysis than might be the case for a fund which invests in higher quality bonds. ING Investments, LLC and the sub-advisers continually monitor the investments in the Fund's portfolio and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed.



      MORTGAGE RELATED SECURITIES



Investments in mortgage related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage related securities owned by the Fund.



Because investments in mortgage related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities.



The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.



      OPTIONS ON SECURITIES AND INDICES



There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.



During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.



There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the

Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.



If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding



      FUTURES AND FUTURES OPTIONS



There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.



Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.



There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



      TRADING OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON



Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.



      REIT INVESTMENTS



The Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence.



To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.



REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.



Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.



Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


                             MANAGEMENT OF THE FUND





TRUSTEES


Set forth in the table below is information about each Trustee of the Fund. Please note that, as of the date of this SAI, the Fund's Trustees are "interested persons" as that term is used in the 1940 Act. The Fund's board will be expanded and will include the requisite independent directors so that all matters requiring the approval of a majority of trustees who are not "interested persons" of the Fund as that term is interpreted under the 1940 Act shall be approved by a Board of Trustees of the Fund, at least the majority of which are not "interested persons" of the Fund, and separately, by a majority of such non-interested persons of the Fund. In addition, the two Trustees listed below will cease to be Trustees at that time.











James M. Hennessy
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 04/09/1949
Positions Held with the Fund: Trustee, President and Chief Executive Officer Term of Office and Length of Time Served: April 2004 to present Principal Occupation(s) During the Last Five Years: President and Chief Executive Officer, ING Investments, LLC(2) and certain of its affiliates (December 2001 - Present); Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); Executive Vice President, ING Investments, LLC and its affiliates (May 1998 - June 2000); and Senior Vice President, ING Investments, LLC and its affiliates (April 1995 - April 1998).

Daniel A. Norman
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 12/29/1957
Positions Held with the Fund: Trustee and Senior Vice President Term of Office and Length of Time Served: April 2004 to present Principal Occupation(s) During the Last Five Years: Senior Vice President and Co-Senior Portfolio Manager in the Senior Floating Rate Loan Group of ING Management (since November 1999). Previously, Senior Vice President and Portfolio Manager in the Senior Floating Rate Loan Group (since April 1, 1995).



OFFICERS


      Information about the Fund's officers(1) is set forth in the table below:





James M. Hennessy
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  04/09/1949
Positions Held with the Fund: President and Chief Executive Officer
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: President and Chief Executive Officer, ING Investments, LLC(2) (December 2001 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).



Stanley D. Vyner
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/14/1950
Positions Held with the Fund: Executive Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer (June 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (July 1996 - June 2003), and President and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).



Michael J. Roland
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/30/1958
Positions Held with the Fund: Executive Vice President, Assistant Secretary and Principal Financial Officer
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Executive Vice President, Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).



Robert S. Naka
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 06/17/1963
Positions Held with the Fund: Senior Vice President and Assistant Secretary
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 - Present). Formerly, Senior Vice President and Assistant Secretary, ING Funds Services, LLC (February 1997 - August 1999).

Robyn L. Ichilov
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 09/25/1967
Positions Held with the Fund: Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Vice President, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC (August 1997
- Present).



Kimberly A. Anderson
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 09/25/1967
Positions Held with the Fund: Senior Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC, (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001) and has held various other positions with ING Funds Services, LLC for more than the last five years.



Lauren D. Bensinger
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 02/06/1954
Positions Held with the Fund: Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); Vice President (February 1996 - Present) and Chief Compliance Officer (October, 2001 to Present), ING Investments, LLC(2).



J. David Greenwald
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 09/24/1957
Positions Held with the Fund: Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Vice President of Mutual Fund Compliance of ING Funds Services, LLC(3) (May 2003 - Present). Formerly, Assistant Treasurer and Director of Mutual Fund Compliance and Operations of American Skandia, a Prudential Financial Company (October 1996 - May 2003).



Huey P. Falgout, Jr.
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/15/1963
Positions Held with the Fund: Secretary
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Chief Counsel - Mutual Funds Practice Group, ING U.S. Financial Services (September 2003 - Present). Formerly, Counsel, Mutual Funds Practice Group, ING U.S. Financial Services (November 2002 - September 2003). Associate General Counsel of AIG American General (January 1999 - November 2002).



Todd Modic
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/03/1967

Positions Held with the Fund: Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Vice President of Financial Reporting - Fund Accounting of ING Fund Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001) and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).



Maria M. Anderson
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 05/29/1958
Positions Held with the Fund: Assistant Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Assistant Vice President, ING Funds Services, LLC (October 2001 - Present). Formerly, Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - November
2001); and Section Manager of Fund Accounting, Stein Roe Mutual Funds (July 1998
- August 1999).



Susan P. Kinens
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  12/31/1976
Positions Held with the Fund: Assistant Vice President and Assistant Secretary Term of Office and Length of Time Served: April 2004 to present
Principal Occupation(s) During the Last Five Years: Assistant Vice President and Assistant Secretary, ING Funds Services, LLC(4) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.



Daniel A. Norman
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  12/29/1957
Positions Held with the Fund: Senior Vice President and Treasurer
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President (since April 1995) and -Senior Investment Manager in the Senior Floating Rate Loan Group (since November 1999) of ING Investment Management Co. Formerly, Portfolio Manager in the Senior Floating Rate Loan Group (April 1995 - November 1999).



Jeffery A. Bakalar
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  12/15/1959
Positions Held with the Fund: Senior Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President (since January 1998) and -Senior Investment Manager in the Senior Floating Rate Loan Group (since November 1999) of ING Investment Management Co. Formerly, Portfolio Manager in the Senior Floating Rate Loan Group ( January 1998 - November 1999).



Curtis Lee
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  06/05/1954
Positions Held with the Fund: Senior Vice President and Chief Credit Officer Term of Office and Length of Time Served: April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President and Chief Credit Officer in the Senior

Floating Rate Loan Group of ING Investment Management Co. (since August 1999). Previously, held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999).



Elliot A. Rosen
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/07/1953
Positions Held with the Fund: Senior Vice President
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Senior Vice President in the Senior Floating Rate Loan Group of ING Investment Management Co. (since February
1999). Previously, Senior Vice President, Sendero Corporation (May 1997 - February 1999).



William H. Rivoir III
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  01/19/1951
Positions Held with the Fund: Vice President and Assistant Secretary
Term of Office and Length of Time Served:  April 2004 to present
Principal Occupation(s) During the Last Five Years: Vice President of ING Investment Management Co. (since January 2004). Previously, Counsel, ING USFS Law Department (January 2003 - December 2003) and Senior Vice President , ING Investments, LLC (June 1998 - December 2002).


      (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.


      (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.



      (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.



      (4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.


THE BOARD

The Board governs the Fund and is responsible for protecting the interests of its shareholders. The Trustees are experienced executives who will oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. The Board will conduct regular meetings four times a year. The Board may also hold additional special meetings when appropriate, including special telephonic meetings. The Board may also act by unanimous written consent.

BOARD COMMITTEES

                              EXECUTIVE COMMITTEE

The Board will establish an Executive Committee of the Board that is authorized to act on behalf of the full Board between meetings when necessary. The Executive Committee will consist of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: The members of the Executive Committee are __________, __________, __________ and __________. Mr.
__________ serves as Chairman of the Executive Committee.

                                 AUDIT COMMITTEE

The Board will establish an Audit Committee of the Board whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee will consist of four Independent Trustees. The members of the Audit Committee are __________, __________, __________ and __________. Mr. __________
serves as Chairman of the Audit Committee. The Audit Committee meets regularly four times per year.

                      VALUATION AND PROXY VOTING COMMITTEE

The Board will establish a Valuation and Proxy Voting Committee of the Board whose functions include, among others, recommending the Fund's valuation procedures and loan valuation procedures to the full Board, monitoring the implementation of the Fund's valuation procedures and loan valuation procedures by the Fund's Administrator, and recommending changes to the Fund's valuation procedures and loan valuation procedures when appropriate. The Valuation and Proxy Voting Committee also oversees management's administration of the voting of proxies by the Fund. The Valuation and Proxy Voting Committee will consist of five Independent Trustees. The members of the Valuation and Proxy Voting Committee are __________, __________, __________, __________ and __________. Mr.
__________ serves as Chairman of the Valuation and Proxy Voting Committee. The Valuation and Proxy Voting Committee meets regularly four times per year.

                              NOMINATING COMMITTEE

The Board will establish a Nominating Committee of the Board for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee will consist of four Independent Trustees. The members of the Nominating Committee are __________, __________, __________ and __________. Mr. __________ serves as
Chairman of the Nominating Committee. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders.

           INTERNATIONAL AND FIXED INCOME INVESTMENT REVIEW COMMITTEE


The Board will establish the International and Fixed Income Investment Review Committee of the Board whose function is to monitor the investment performance of the Fund and to make recommendations to the Board with respect to the Fund. The International and Fixed Income Investment Review Committee will consist of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act. The members of the International and Fixed Income Investment Review Committee are __________, __________, __________, __________,
__________ and __________. Mr. __________ serves as Chairman of the
International and Fixed Income Investment Review Committee.


TRUSTEE OWNERSHIP OF SECURITIES

                             SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with the Fund's shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund. Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Trustee:





                                             DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                             SECURITIES IN THE FUND AS     ALL REGISTERED INVESTMENT COMPANIES
                                             OF _______________,           OVERSEEN BY TRUSTEE IN THE ING FUNDS FAMILY
NAME OF TRUSTEE                              2004                          OF INVESTMENT COMPANIES
INDEPENDENT TRUSTEES

[To be provided.]

TRUSTEES WHO ARE "INTERESTED PERSONS"

James M. Hennessy                                     none                                Over $100,000

Daniel A. Norman                                      none                                Over $100,000


INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of
                , 2004.


                    NAME OF OWNERS
                          AND
                     RELATIONSHIP                                       VALUE OF      PERCENTAGE OF
NAME OF DIRECTOR      TO DIRECTOR       COMPANY      TITLE OF CLASS    SECURITIES         CLASS
----------------      -----------       -------      --------------    ----------         -----
                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A

                          N/A             N/A              N/A             $0              N/A


COMPENSATION OF TRUSTEES

The Fund pays each Trustee who is not an interested person a pro rata share, as
described below, of: (i) an annual retainer of $40,000 (Messrs.            and
          , as lead Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); and (iv) $2,000 per special telephonic meeting. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by ING Investments, LLC for which the Trustees serve in common as Trustees.

The following table sets forth information provided to the Fund by ING Investments, LLC regarding compensation of Trustees by the Fund and other funds managed by ING Investments, LLC for the year ended December 31, 2003. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by ING Investments, LLC.

                               COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT
                                                        BENEFITS        ESTIMATED     TOTAL COMPENSATION FROM
                                                       ACCRUED AS        ANNUAL         REGISTRANT AND FUND
                            AGGREGATE COMPENSATION    PART OF FUND    BENEFITS UPON       COMPLEX PAID TO
NAME OF PERSON, POSITION       FROM THE FUND(1)         EXPENSES     RETIREMENT (3)    DIRECTORS/TRUSTEES (4)
------------------------    ----------------------    ------------   --------------   -----------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                       PENSION OR
                                                       RETIREMENT
                                                        BENEFITS        ESTIMATED     TOTAL COMPENSATION FROM
                                                       ACCRUED AS        ANNUAL         REGISTRANT AND FUND
                            AGGREGATE COMPENSATION    PART OF FUND    BENEFITS UPON       COMPLEX PAID TO
NAME OF PERSON, POSITION        FROM THE FUND(1)        EXPENSES     RETIREMENT (3)    DIRECTORS/TRUSTEES (4)
------------------------    ----------------------    ------------   --------------   -----------------------


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

(1) Commenced operations on            , 2004. The compensation presented is
estimated for the fiscal year ended October 31, 2004.

(2) "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with the investment adviser to the ING Funds. Officers and Trustees who are interested persons do not receive any compensation from the Fund.

(3) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.


(4) Represents compensation from        funds (total in complex as of December
31, 2003).


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As the Fund is new, the only outstanding shares as of the date hereof are held by ING Investments, LLC as the Fund's sole shareholder. It is expected that ING Investments, LLC will no longer be a control person of the Fund immediately upon the closing of the Offering.

                    INVESTMENT ADVISER AND THE SUB-ADVISERS

The investment adviser for the Fund is ING Investments, LLC, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, LLC, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (the "sub-advisers"). ING Investments, LLC is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial services organization active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

ING Investments, LLC serves pursuant to an Investment Management Agreement between the ING Investments, LLC and the Fund. The Investment Management Agreement requires ING Investments, LLC to oversee the provision of all investment advisory and portfolio management services of the Fund.

Pursuant to a sub-advisory agreement, ING Investments, LLC has delegated certain management responsibilities to ING Investment Management Advisors B.V. ("IIMA"). Pursuant to a separate sub-advisory agreement, ING Investments, LLC has delegated certain other management responsibilities to Aeltus Investment Management, Inc. Aeltus Investment Management, Inc. is expected to change its name to ING Investment Management Co. as of June 1, 2004, and will be referred to herein as INGIM. ING Investments, LLC oversees the investment management of the sub-advisers.

The Investment Management Agreement requires ING Investments, LLC to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments, LLC also provides investment research and analysis. The Investment Management Agreement provides that ING Investments, LLC is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term of two years, the Investment Management Agreement and sub-advisory agreements continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments, LLC by vote cast in person at a meeting called for the purpose of voting on such approval.

[Information regarding approval of Investment Management Agreement and sub-advisory agreements to be provided by amendment.]

The Investment Management Agreement and the sub-advisory agreements are terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by ING Investments, LLC. The Investment Management Agreement and the sub-advisory agreements provide for automatic termination in the event of their "assignment" (as defined in the 1940 Act). ING Investments, LLC remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

As of __________________, 2004, ING Investments, LLC had assets under management of over $35 billion.

INVESTMENT ADVISORY FEES

ING Investments, LLC bears the expense of providing its services to the Fund, and it also pays the fees of the sub-advisers. For its services, the Fund pays ING Investments, LLC an annual fee, payable monthly in arrears, in an amount equal to [____%] of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (Managed Assets). Managed Assets include assets acquired through the Fund's use of leverage.

For the first five years of the Fund's existence, ING Investments, LLC will waive [____%] of the annual fee. Therefore, during this period, the annual fee will be [____%]. Beginning in the sixth year, the fee waiver will decline each year by [____%] until it is eliminated in the ninth year.

SUB-ADVISORY AGREEMENTS

ING Investments, LLC pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the sub-advisers, and executive salaries and expenses of the

Trustees and officers of the Fund who are employees of ING Investments, LLC or its affiliates. Each sub-adviser pays all of its expenses arising from the performance of its obligations under its respective sub-advisory agreement.

The sub-advisory agreements may be terminated without payment of any penalties by ING Investments, LLC, the Trustees on behalf of the Fund, or the shareholders of the Fund upon written notice. Otherwise, after an initial term of two years, the sub-advisory agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees on behalf of the Fund who are not parties to a sub-advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to a sub-advisory agreement dated                    , 2004, between
ING Investments, LLC and IIMA, IIMA serves as a sub-adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of ING Investments, LLC and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund's investments, including its investments in dividend yielding common equity securities and preferred equity securities and the Fund's investments in securities of issuers in emerging markets, consistent with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

Pursuant to a sub-advisory agreement dated                    , 2004, between
ING Investments, LLC and INGIM, INGIM serves as a sub-adviser to the Fund. In this capacity, INGIM, subject to the supervision and control of ING Investments, LLC and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund's investments, including its investments in higher yielding, floating rate senior loans and other senior floating rate debt instruments issued by U.S. and non-U.S. corporations and other business entities, consistent with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

As compensation to the sub-advisers for their services to the Fund, ING Investments, LLC pays each sub-adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily Managed Assets managed during the month:

SUB-ADVISER                               ANNUAL SUB-ADVISORY FEE
-----------                 --------------------------------------------------
    IMA                     [    %] of the Fund's average daily Managed Assets
   INGIM                    [    %] of the Fund's average daily Managed Assets

PROXY VOTING PROCEDURES


The Board intends to adopt proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to ING Investments, LLC the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest between the Fund's shareholders and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter. In delegating voting procedures, which require ING Investments, LLC to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Fund, including procedures of ING Investments, LLC, is attached hereto as Appendix A. Beginning on or about July 1, 2004, and no later than August 31st and annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (WWW.INGFUNDS.COM) or by accessing the SEC's EDGAR database (WWW.SEC.GOV).


ADMINISTRATION

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary for the proper conduct of the Fund's business, except for those services performed by ING Investments, LLC under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements, for monitoring ING Investments, LLC for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund, and provides office space for the Fund. The Administrator is an affiliate of ING Investments, LLC. ING Funds Services, LLC receives an annual administration fee equal to [____%] of average daily Managed Assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Fund.

SHAREHOLDER SERVICES REPRESENTATIVE

ING Funds Services, an affiliate of ING Investments, LLC, serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments, LLC or a sub-adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

CODE OF ETHICS

The Fund and ING Investments, LLC have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. Each sub-adviser and the principal underwriter have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PORTFOLIO TRANSACTIONS

The Investment Management Agreement and the sub-advisory agreements authorize ING Investments, LLC and the sub-advisers to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and the sub-advisory agreements, ING Investments, LLC or the sub advisers will determine, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of ING Investments, LLC or a sub-adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments, LLC or a sub-adviser will use commercially reasonable efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. ING Investments, LLC or a sub-adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to the Fund, ING Investments, LLC, and/or the sub-advisers, and provide other services in addition to execution services. ING Investments, LLC or a sub-adviser considers such information, which is in addition to and not in lieu of the services required to be performed by ING Investments, LLC or a sub-adviser to be useful in varying degrees, but of indeterminable value.

As permitted by Section 28(e) of the 1934 Act, ING Investments, LLC or the sub-advisers may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to ING Investments, LLC or a sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with ING Groep N.V. so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, ING Investments, LLC or a sub-adviser, even if the specific services were not imputed to the Fund and were useful to ING Investments, LLC or a sub-adviser in advising other clients. The advisory fee paid by the Fund is not reduced because ING Investments, LLC or a sub-adviser receives such services. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by ING Investments, LLC or a sub-adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better execution is available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as described above.

Some securities considered for investment by the Fund may also be appropriate for other clients advised by ING Investments, LLC or a sub-adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments, LLC or a sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments, LLC's or the sub-adviser's other clients in a manner deemed equitable by ING Investments, LLC or the sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING Investments, LLC and the sub-advisers, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best price, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.


                        DETERMINATION OF NET ASSET VALUE



As noted in the Prospectus, the net asset value of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares of the Fund will not be priced on these days.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "The Fund's Net Asset Value - Valuation of the Fund's Assets" on page ____ of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.



If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's net asset value is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its net asset value. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.



Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its net asset value, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value.



Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time the net asset value is computed.


Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                           VALUATION OF SENIOR LOANS

Senior Loans in the Fund's Portfolio are valued daily in accordance with the Fund's senior loan valuation procedures adopted by the Board of Trustees, which are separate from the Fund's valuation procedures used for all other asset categories. Under these senior loan valuation procedures, a majority of the Fund's Senior Loans are valued using quotations supplied by a third party loan pricing service. However, the Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Some Senior Loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some Senior Loans have few or no trades. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities.

Senior Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the Senior Loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under this proxy procedure. It is expected that most of the Senior Loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. ING Investments, LLC may believe that the price for a Senior Loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to ING Investments, LLC that it believes may not be known to the pricing service or reflected in a price quote. In this event, the Senior Loan is valued at fair value under procedures established by the Fund's Board, and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the ING Investments, LLC and monitored by the Fund's Board through its Valuation and Proxy Voting Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; the reputation and financial condition of the agent of the loan and any intermediate participants in the loans; the borrower's management; and the general economic and market conditions affecting the fair value of the loan.

SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (I.E., wiring instructions, telephone privileges, ETC.).


DIVIDEND REINVESTMENT PROGRAM

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current net asset value, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.


                          REPURCHASE OF COMMON SHARES



The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.



Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated Preferred Shares dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund's portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.



Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.



Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the [___] Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act;
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.



The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.



In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.



If the common shares of the Fund trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.



                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders.

The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

In the unlikely event that the Fund fails to qualify as a regulated investment company or fails to satisfy the requirement to distribute at least 90% of its investment company taxable income in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income," as discussed below in the case of non-corporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the "Dividends Received Deduction") in the case of corporate shareholders.

DISTRIBUTIONS

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the Fund does not expect that a significant amount of its distributions will so qualify. Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. In addition, distributions of investment company taxable income may be eligible to be treated as qualified dividend income, as discussed below, and taxed at long-term capital gain rates if received by non-corporate shareholders. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (Act) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003. The Act also provides for qualified dividend income to be taxed to non-corporate shareholders at individual long-term capital gain rates to the extent the Fund receives qualified dividend income. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, there is a substantial chance that you may receive a so-called "return of capital" distribution. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax- deferred account.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.


PASSIVE FOREIGN INVESTMENT COMPANIES


The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (I.E., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES


Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributed at least 90% of its investment company taxable income, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held fewer than 16 days. Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."


Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for fewer than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. For individuals, foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.


OPTIONS AND HEDGING TRANSACTIONS

The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


Certain options and financial contracts in which the Fund may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

If the Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii)in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

SALE OR OTHER DISPOSITION OF SHARES

Upon the redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates (for shareholders who are individuals), depending on the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the Internal Revenue Service notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                              GENERAL INFORMATION


CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and non-redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

The cash and securities owned by the Fund are held by the [____________________, ________________________], as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities. [________________] has engaged [__________________] to act as sub-custodian of the Fund's assets invested in Senior Instruments. [__________________________] takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT ACCOUNTANTS

KPMG LLP acts as independent auditors for the Fund. KPMG is located at 99 High Street, Boston, Massachusetts 02110.

OTHER INFORMATION

The Fund is registered with the SEC as a closed-end management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and SAI omit certain of the information contained in the Fund's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge. The registration statement is also available on the SEC's website at http://www.sec.gov.

REPORTS TO SHAREHOLDERS

The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by contacting the Fund at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.


Appendix A [To be provided]
Appendix B [To be provided]


                           PART C -- OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

To be filed by amendment.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), will be filed with a pre-effective amendment to the Registration Statement.

2. Exhibits


(a) (i) Certificate of Trust*



(ii) Certificate of Amendment to Certificate of Trust



(iii) Declaration of Trust - To be filed by amendment.


(b) Bylaws - To be filed by amendment.

(c) Not Applicable.

(d) To be filed by amendment.

(e) Dividend Reinvestment Plan of Registrant - To be filed by amendment.

(f) Not Applicable.

(g) (i) Investment Management Agreement between ING Investments, LLC and Registrant - To be filed by amendment.

(ii) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. - To be filed by amendment.

(iii) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. - To be filed by amendment.

(h) (i) Form of Underwriting Agreement between Registrant and         - To be
filed by amendment.

(ii) Form of Master Selected Dealer Agreement - To be filed by amendment.

(iii) Form of Master Agreement among Underwriters - To be filed by amendment.

(i) Not Applicable.

(j) (i) Custodian Agreement between Registrant and         - To be filed by
amendment.

(ii) Sub-Custodian Agreement between             and              - To be filed
by amendment.

(k) (i) Administrative Services Agreement between Registrant and ING Funds Services, LLC - To be filed by amendment.

(ii) Shareholder Services Representative Agreement between Registrant and ING Funds Services - To be filed by amendment.

(iii) Transfer Agency Agreement between Registrant and ING Funds Services, LLC - To be filed by amendment.

(l) Opinion and Consent of Counsel - To be filed by amendment.

(m) The Non-Resident Investment Adviser Execution Page of ING Investment Management Advisors BV filed as part of this sub-adviser's Form ADV (File No. 801-40494) is incorporated herein by reference.

(n) Consent of Independent Auditors - To be filed by amendment.

(o) Not Applicable.

(p) Subscription Agreement - To be filed by amendment.

(q) Not Applicable.

(r) (i) Code of Ethics of Registrant - To be filed by amendment. (ii) Code of Ethics of ING Investments, LLC - To be filed by amendment.

(iii) Code of Ethics of ING Investment Management Advisors BV - To be filed by amendment.

(iv) Code of Ethics of ING Investment Management Co. - To be filed by amendment.

(v) Code of Ethics of Principal Underwriter - To be filed by amendment.


----------
* Previously filed with Registrant's initial filing on April 8, 2004.

ITEM 25. See Sections ___ of Form of Underwriting Agreement to be filed as Exhibit (h)(i), Sections __ of Form of Master Dealer Agreement to be filed as Exhibit (h)(ii), and Sections __ of Form of Master Underwriting Agreement to be filed as Exhibit (h)(iii).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION - To be filed by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Not Applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES - To be filed by amendment.

ITEM 29. INDEMNIFICATION - To be filed by amendment.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The descriptions of the Investment Adviser and Sub-Advisers under the captions "Management of the Fund" in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant's investment adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant's investment adviser and sub-advisers in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-48282, File Nos. 801-40494, and 801-9046, respectively) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, ________________________, at _________________________.

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the Offer until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

5. a. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Scottsdale in the State of Arizona this 27th day of April, 2004.


ING GLOBAL DIVIDEND AND INCOME FUND

            By:   /s/ James M. Hennessy
                  -------------------------------------------------
                  James M. Hennessy
                  President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 27th day of April, 2004:


            By:   /s/ James M. Hennessy
                  -------------------------------------------------
                  James M. Hennessy
                  Trustee, President and Chief Executive Officer

            By:   /s/ Daniel A. Norman
                  -------------------------------------------------
                  Daniel A. Norman
                  Trustee and Senior Vice President


                                  EXHIBIT LIST


Exhibit Number       Name of Exhibit
1.                   Certificate of Amendment to Certificate of Trust


                                EXHIBIT (A)(II)